SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                        The South Financial Group, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
[_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

                              102 South Main Street
                        Greenville, South Carolina 29601




                                 March 17, 2003


Dear Shareholder:

         You are cordially invited to attend the Annual Meeting of Shareholders of The South Financial Group, Inc. to be held in the Gunter Theatre, Peace Center for the Performing Arts, 300 South Main Street, Greenville, South Carolina, on Tuesday, April 29, 2003 at 10:30 a.m.

         The attached Notice of the Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. At the Annual Meeting, we will also report on the operations of The South Financial Group and its subsidiaries. Our directors and officers, as well as representatives of KPMG Peat Marwick LLP, our independent auditors, will be present to respond to any questions that you may have.

         To ensure proper representation of your shares at the Annual Meeting, please sign, date and return the enclosed proxy card as soon as possible, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote will be counted if you are unable to attend.

         We look forward to seeing you at the Annual Meeting.


                                  Sincerely,


                                  /s/ Mack I. Whittle, Jr.
                                  Mack I. Whittle, Jr.
                                  President and Chief Executive Officer

                                    TSFG LOGO


 ------------------------------------------------------------------------------

                  NOTICE OF 2003 ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 29, 2003
 ------------------------------------------------------------------------------


         The 2003 Annual Meeting of Shareholders of The South Financial Group, Inc. ("TSFG") will be held at The Gunter Theatre, 300 South Main Street, Greenville, South Carolina, on Tuesday, April 29, 2003, at 10:30 a.m. for the following purposes:

          (1) To set the number of Directors at 17 persons and elect six Directors;

          (2) To approve TSFG's Amended and Restated Management Incentive Compensation Plan;

          (3) To amend TSFG's Amended and Restated Restricted Stock Agreement Plan to increase the shares available for issuance by 125,000;

          (4)  To approve TSFG's 2004 Long-Term Incentive Plan;

          (5) To ratify the appointment of KPMG LLP as independent auditors of TSFG for fiscal year 2003; and

          (6) To transact any other business that may properly come before the Annual Meeting and any adjournment.

         Common shareholders of record at the close of business on March 5, 2003 are entitled to notice of, and to vote at, the Annual Meeting.

                                     By order of the Board of Directors,


                                    /s/ William P. Crawford, Jr.

                                     William P. Crawford, Jr.
                                     Executive Vice President, General Counsel
                                          and Secretary
Greenville, South Carolina
March 17, 2003


       -----------------------------------------------------------------
             SHAREHOLDERS ARE URGED TO SIGN AND RETURN THE ENCLOSED
                  PROXY CARD PROMPTLY IN THE ENVELOPE PROVIDED.
       -----------------------------------------------------------------

                                    TSFG LOGO


 ------------------------------------------------------------------------------
                                 PROXY STATEMENT
 ------------------------------------------------------------------------------

                     For the Annual Meeting of Shareholders
                   to be held on April 29, 2003, at 10:30 a.m.
       at The Gunter Theatre, 300 South Main Street, Greenville, SC 29601

------------------------------------
        GENERAL INFORMATION
------------------------------------

         This Proxy Statement and the enclosed proxy materials relate to the Annual Meeting of Shareholders of The South Financial Group, Inc. ("TSFG") to be held on April 29, 2003, at 10:30 a.m. at The Gunter Theatre, 300 South Main Street, Greenville, South Carolina. These proxy materials are being furnished by TSFG in connection with a solicitation of proxies by TSFG's Board of Directors (the "Board") and are being mailed on or about March 21, 2003.

Who May Vote at the Annual Meeting

         These proxy materials are provided to holders of TSFG's common stock who were holders of record on March 5, 2003 (the "Record Date"). Only TSFG common shareholders of record on the Record Date are entitled to vote at the Annual Meeting. On the Record Date, 47,372,827 shares of TSFG common stock were outstanding.

Voting and Proxy Procedures

         Each share of TSFG common stock outstanding on the Record Date will be entitled to one vote at the Annual Meeting. Proxy cards are enclosed to facilitate voting. Execution of the enclosed proxy card will not affect a shareholder's right to attend the Annual Meeting. Shares of TSFG common stock represented by proxy cards in the accompanying form will be voted in accordance with the shareholder's instructions.

         If no contrary instruction is indicated, shares represented by the proxy cards will be voted:

          (1) for setting the number of Directors at 17 and electing the six nominees named below;


          (2) for approval of TSFG's Amended and Restated Management Incentive Compensation Plan;


          (3) for an amendment to TSFG's Amended and Restated Restricted Stock Agreement Plan to increase the shares available for issuance by 125,000;


          (4)  for approval of TSFG's 2004 Long-Term Incentive Plan;

          (5) for ratification of the appointment of KPMG LLP as independent auditors of TSFG for fiscal year 2003; and

          (6) in the discretion of the proxy holders on any other business that may properly come before the Annual Meeting and any adjournment.

         Should any nominee for Director become unable or unwilling to accept nomination or election, the persons acting under the proxy intend to vote for the election of another person recommended by the Nominating and Corporate

Governance Committee of the Board of Directors and nominated by the Board. TSFG has no reason to believe that any of the six nominees will be unable or unwilling to serve if elected to office.

         Aside from the five Items listed above, TSFG does not know of any other matters that will be presented at the Annual Meeting. However, if any other matters properly come before the Annual Meeting and any adjournment, the proxy holders will vote them in accordance with their best judgment.

Revocation of Proxies

         Any TSFG common shareholder giving a proxy has the right to revoke it by giving written notice of revocation to TSFG's Secretary at any time before the proxy is voted, or by executing and delivering to TSFG a later-dated proxy at any time before the earlier proxy is voted, or by attending the Annual Meeting and voting his or her shares in person (although attendance at the Annual Meeting will not, in and of itself, revoke a proxy). No notice of revocation or later-dated proxy will be effective until received by TSFG's Secretary at or prior to the Annual Meeting.

Quorum

         Holders representing a majority of the outstanding shares of TSFG common stock, present in person or by proxy, are necessary to constitute a quorum. Broker non-votes (which occur when a broker or other nominee holding shares for a beneficial owner reports those shares as present but does not vote on a proposal) are included for purposes of determining whether or not a quorum exists.


                     --------------------------------------
                                TABLE OF CONTENTS
                     --------------------------------------

-------------------------------------------------------------------------------------------------------------------- -----
General Information ...........................................................................................         1
-------------------------------------------------------------------------------------------------------------------- -----
Table of Contents..............................................................................................         2
-------------------------------------------------------------------------------------------------------------------- -----
Item No. 1 - Election of Directors.............................................................................         3
-------------------------------------------------------------------------------------------------------------------- -----
Board and Committee Meetings...................................................................................         5
-------------------------------------------------------------------------------------------------------------------- -----
Report of the Audit Committee of the Board of Directors........................................................         6
-------------------------------------------------------------------------------------------------------------------- -----
Audit Fees.....................................................................................................         6
-------------------------------------------------------------------------------------------------------------------- -----
Stock Ownership................................................................................................         7
-------------------------------------------------------------------------------------------------------------------- -----
Compensation Committee Report on Executive Compensation........................................................         8
-------------------------------------------------------------------------------------------------------------------- -----
Total Shareholder Return.......................................................................................        11
-------------------------------------------------------------------------------------------------------------------- -----
Executive Officers.............................................................................................        11
-------------------------------------------------------------------------------------------------------------------- -----
Executive Compensation.........................................................................................        12
-------------------------------------------------------------------------------------------------------------------- -----
Summary Compensation Table.....................................................................................        12
-------------------------------------------------------------------------------------------------------------------- -----
Stock Option Grants............................................................................................        13
-------------------------------------------------------------------------------------------------------------------- -----
Stock Option Exercises.........................................................................................        13
-------------------------------------------------------------------------------------------------------------------- -----
Director Compensation..........................................................................................        14
-------------------------------------------------------------------------------------------------------------------- -----
Employment and Change in Control Agreements....................................................................        14
-------------------------------------------------------------------------------------------------------------------- -----
Supplemental Executive Retirement Plan.........................................................................        17
-------------------------------------------------------------------------------------------------------------------- -----
Item No. 2 - Approval of TSFG's Amended and Restated Management Incentive Compensation Plan....................        18
-------------------------------------------------------------------------------------------------------------------- -----
Item No. 3 - Approval of Amendment to TSFG's Amended and Restated Restricted Stock Agreement Plan..............        20
-------------------------------------------------------------------------------------------------------------------- -----
Item No. 4 - Approval of TSFG's 2004 Long-Term Incentive Plan..................................................        22
-------------------------------------------------------------------------------------------------------------------- -----
Item No. 5 - Ratification of KPMG LLP as Auditors for 2003.....................................................        27
-------------------------------------------------------------------------------------------------------------------- -----
Related Party Transactions.....................................................................................        27
-------------------------------------------------------------------------------------------------------------------- -----
Householding of Proxy Statement, Form 10-K and Annual Report to Shareholders...................................        27
-------------------------------------------------------------------------------------------------------------------- -----
Expenses of Solicitation.......................................................................................        27
-------------------------------------------------------------------------------------------------------------------- -----
Proposals by Shareholders......................................................................................        28
-------------------------------------------------------------------------------------------------------------------- -----
Section 16(a) Beneficial Ownership Reporting Compliance........................................................        28
-------------------------------------------------------------------------------------------------------------------- -----
Financial Information..........................................................................................        28
-------------------------------------------------------------------------------------------------------------------- -----
Appendix A - Management Incentive Compensation Plan ...........................................................       A-1
-------------------------------------------------------------------------------------------------------------------- -----
Appendix B - 2004 Long-Term Incentive Plan.....................................................................       B-1
-------------------------------------------------------------------------------------------------------------------- -----


     -----------------------------------------------------------------------
                       ITEM NO. 1 - ELECTION OF DIRECTORS
     -----------------------------------------------------------------------

GENERAL INFORMATION REGARDING ELECTION OF DIRECTORS

         The number of Directors is being set by the shareholders, but may be amended by the Board between annual meetings as permitted by South Carolina law. The number of Directors is currently set at 18 persons. Management proposes to set the number of TSFG Directors at 17 persons. Directors will be elected by a plurality of votes cast at the Annual Meeting. Abstentions and broker non-votes with respect to Nominees will not be considered to be either affirmative or negative votes. Shareholders do not have cumulative voting rights with respect to the election of Directors.

         The Board of Directors is divided into three classes. At each annual meeting, TSFG's shareholders elect the members of one of the three classes to three-year terms. At this Annual Meeting, five Directors in the class whose term is expiring at this Annual Meeting are being nominated for re-election. In addition, Gordon W. Campbell, who was appointed to the Board in connection with the TSFG's acquisition of Gulf West Banks, Inc. and whose term is slated to expire at the 2005 Annual Meeting, must be voted upon by TSFG's shareholders.

INFORMATION ON NOMINEES AND DIRECTORS

         Management proposes to nominate to the Board the six persons listed as Nominees below. Each Nominee is currently serving as a Director. Unless authority to vote for one or more Nominees is "WITHHELD," the persons named in the accompanying proxy card intend to vote "FOR" the election of these Nominees. Management believes that all such Nominees will be available and able to serve as Directors. However, should any Nominee become unable to accept election, the person named in the attached proxy card intends to vote for the election of such other person as management may recommend.

         The following table sets forth certain information regarding the Nominees and continuing Directors, including their name and age, the period they have served as a Director, and their occupation over the past five years.

-------------------------------------------------------------------------------------------------------------------------
                     NOMINEES FOR DIRECTOR TO BE ELECTED AT THE 2003 ANNUAL MEETING OF SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------------------

GORDON W. CAMPBELL                   Mr.  Campbell is a consultant to TSFG and Vice Chairman of  Mercantile  Bank.  From
    Age:  70                         1992 until 2002, Mr.  Campbell  served as the President and CEO of Gulf West Banks,
    Director since:  2002            Inc., a bank holding company  headquartered in St.  Petersburg,  Florida  (recently
    Term Expiring:  2005             acquired by TSFG).  Mr.  Campbell  presently  serves as Vice  Chairman of Templeton
                                     Funds Annuity  Company and as a director of Fiduciary  Trust  International  of the
                                     South and Opus South Corporation.

------------------------------------ ------------------------------------------------------------------------------------
M. DEXTER HAGY                       Mr. Hagy is a principal of Vaxa Capital  Management,   LLC, an investment management
    Age:  58                         firm formed in  1995 and headquartered in Greenville, South Carolina.
    Director since:  1993
    Term Expiring:  2006

------------------------------------ ------------------------------------------------------------------------------------
H. EARLE RUSSELL, JR.                Dr. Russell is a surgeon in Greenville,  South Carolina,  with Greenville  Surgical
    Age:  61                         Associates.
    Director since:  1997
    Term Expiring:  2006

------------------------------------ ------------------------------------------------------------------------------------
JOHN C. B. SMITH, JR.                Mr.  Smith is owner of John C.B.  Smith Real  Estate  and is Of Counsel  and a past
    Age:  58                         partner in the law firm of Nexsen Pruet Jacobs  &  Pollard,  LLP,  Columbia,  South
    Director since:  2001            Carolina.
    Term Expiring:  2006

------------------------------------ ------------------------------------------------------------------------------------
WILLIAM R. TIMMONS, JR.              Mr. Timmons,  Jr. is Chairman of Canal Insurance  Company,  a nationwide insurer of
    Age:  79                         commercial  motor  vehicles   headquartered  in  Greenville,   South  Carolina.  He
    Director since:  1986            currently  serves as  Chairman of TSFG's  Board of  Directors.  Mr.  Timmons is the
    Term Expiring:  2006             father of William R. Timmons III, who is a Board member.

------------------------------------ ------------------------------------------------------------------------------------
SAMUEL H. VICKERS                    Mr.  Vickers is Chairman and CEO of Design  Containers,  Inc.,  a packaging  system
    Age:  67                         manufacturer located in Jacksonville, Florida.
    Director since:  1999
    Term Expiring:  2006
------------------------------------ ------------------------------------------------------------------------------------

                                       3

-------------------------------------------------------------------------------------------------------------------------
                          DIRECTORS WHOSE TERMS END AT THE 2004 ANNUAL MEETING OF SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------------------

WILLIAM P. BRANT                 Mr. Brant is a partner in the law firm of Brant,  Abraham,  Reiter and McCormick  P.A.,
    Age:  56                     Jacksonville, Florida.
    Director since 2001

-------------------------------- ----------------------------------------------------------------------------------------
JUDD B. FARR                     Mr. Farr is the owner and President of Greenco  Beverage Co.,  Inc., a  distributorship
    Age:  77                     headquartered  in  Greenville,  South  Carolina.  Mr. Farr has served as its  President
    Director since 1994          since its opening in 1965.

-------------------------------- ----------------------------------------------------------------------------------------
C. CLAYMON GRIMES, JR.           Mr. Grimes is an attorney in private practice in Georgetown, South Carolina.
    Age: 80
    Director since 1990

-------------------------------- ----------------------------------------------------------------------------------------
THOMAS J. ROGERS                 Mr.  Rogers has been  Secretary and  Treasurer of Strand  Media,  Inc., an  advertising
    Age:  66                     company in Myrtle Beach,  South  Carolina,  since 1985. Mr. Rogers is also an owner and
    Director since 2000          director of Computer Dimension, Inc.

-------------------------------- ----------------------------------------------------------------------------------------
DAVID C. WAKEFIELD III           Mr.  Wakefield  has served as President of  Wakefield  Enterprises,  LLC, a real estate
    Age:  59                     development  and specialty  products  company in Anderson SC, since 1998. From November
    Director since 1997          1997 to December  1998,  Mr.  Wakefield  served as an  independent  consultant  to TSFG following TSFG's  acquisition of First Southeast  Financial  Corporation.  Prior to its
                                 acquisition,  Mr.  Wakefield  served as President  and CEO of First  Southeast  and its subsidiary, First Federal Savings and Loan Association of Anderson.

-------------------------------------------------------------------------------------------------------------------------
                          DIRECTORS WHOSE TERMS END AT THE 2005 ANNUAL MEETING OF SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------------------

WILLIAM S. HUMMERS III           Mr.  Hummers joined TSFG in June 1988 in his present  capacity as an executive  officer
    Age:  57                     and  principal   financial  officer.   He  is  also  a  director  of  World  Acceptance
    Director since 1990          Corporation.

-------------------------------- ----------------------------------------------------------------------------------------
CHARLES B. SCHOOLER              Dr.  Schooler  is a  retired  optometrist  in  Georgetown,  South  Carolina  and a past
    Age:  74                     chairman of the South Carolina State Board of Education.
    Director since 1990

-------------------------------- ----------------------------------------------------------------------------------------
EDWARD J. SEBASTIAN              Mr.  Sebastian  is a private  investor  and serves in an advisory  capacity for several
    Age:  56                     private  entities.  From 1986 to 1999,  Mr.  Sebastian  served as  Chairman  and CEO of
    Director since 2001          Resource Bancshares Corporation,  a financial services company, and Chairman and CEO of
                                 Resource  Bancshares  Mortgage  Group,  Inc.,  a company  engaged in  mortgage  banking operations.

-------------------------------- ----------------------------------------------------------------------------------------
EUGENE E. STONE IV               Mr.  Stone  serves as CEO of Stone  International,  LLC,  an apparel  manufacturer.  He
    Age:  64                     formerly   served  as   Chairman  of  Umbro   International,   Inc.   (formerly   Stone
    Director since 1996          Manufacturing),  a manufacturer of apparel and sports goods. Mr. Stone is a director of
                                 Liberty Corporation.

-------------------------------- ----------------------------------------------------------------------------------------
WILLIAM R. TIMMONS III           Mr.  William R. Timmons III is Executive  Vice  President,  Secretary  and Treasurer of
    Age:  51                     Canal  Insurance   Company,   a  nationwide   insurer  of  commercial   motor  vehicles
    Director since 2002          headquartered  in  Greenville,  South  Carolina.  Mr.  Timmons is the son of William R.
                                 Timmons, Jr., who is a Board member.

-------------------------------- ----------------------------------------------------------------------------------------
MACK I. WHITTLE, JR.             Mr. Whittle has been  President and CEO of TSFG since its  organization  in 1986.  From
    Age:  54                     1986 until  1991,  Mr.  Whittle  also served as President of Carolina First Bank and is
    Director since 1986          currently Chairman of the Board of  Directors  of  Carolina  First Bank  and Mercantile
                                 Bank.
-------------------------------- ----------------------------------------------------------------------------------------

-------------------------------------------------------------
    BOARD AND COMMITTEE MEETINGS
-------------------------------------------------------------

   COMMITTEE MEMBERSHIP

         The  following   table  sets  forth  the  membership  of  the  standing
committees of TSFG's Board of Directors.

   ---------------------------------------- ----------------- ------------------- ------------------- -----------------
                  DIRECTOR                       AUDIT           COMPENSATION         NOMINATING         EXECUTIVE
   ---------------------------------------- ----------------- ------------------- ------------------- -----------------
   William P. Brant                                                   X
   ---------------------------------------- ----------------- ------------------- ------------------- -----------------
   Gordon W. Campbell
   ---------------------------------------- ----------------- ------------------- ------------------- -----------------
   Judd B. Farr                                                       X
   ---------------------------------------- ----------------- ------------------- ------------------- -----------------
   C. Claymon Grimes, Jr. X
   ---------------------------------------- ----------------- ------------------- ------------------- -----------------
   M. Dexter Hagy X X X
   ---------------------------------------- ----------------- ------------------- ------------------- -----------------
   William S. Hummers III
   ---------------------------------------- ----------------- ------------------- ------------------- -----------------
   Thomas J. Rogers                                                   X
   ---------------------------------------- ----------------- ------------------- ------------------- -----------------
   H. Earle Russell, Jr. X
   ---------------------------------------- ----------------- ------------------- ------------------- -----------------
   Charles B. Schooler                             X
   ---------------------------------------- ----------------- ------------------- ------------------- -----------------
   Edward J. Sebastian                             X                  X
   ---------------------------------------- ----------------- ------------------- ------------------- -----------------
   John C.B. Smith, Jr.                                               X                   X                  X
   ---------------------------------------- ----------------- ------------------- ------------------- -----------------
   Eugene E. Stone IV                                                 X
   ---------------------------------------- ----------------- ------------------- ------------------- -----------------
   William R. Timmons, Jr.                                                                X                  X
   ---------------------------------------- ----------------- ------------------- ------------------- -----------------
   William R. Timmons III                          X
   ---------------------------------------- ----------------- ------------------- ------------------- -----------------
   Samuel H. Vickers                               X                                                         X
   ---------------------------------------- ----------------- ------------------- ------------------- -----------------
   David C. Wakefield III                          X
   ---------------------------------------- ----------------- ------------------- ------------------- -----------------
   Mack I. Whittle, Jr.                                                                                      X
   ---------------------------------------- ----------------- ------------------- ------------------- -----------------

DESCRIPTION OF BOARD COMMITTEES

         Audit Committee. The Audit Committee assists the Board in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information provided by TSFG to any governmental body or the public, TSFG's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established, and TSFG's auditing, accounting and financial reporting processes generally. For further information concerning the work of the Audit Committee, see "Report of the Audit Committee of the Board of Directors" on page 6 of this Proxy Statement and the Audit Committee Charter attached as Appendix A to TSFG's Proxy Statement associated with its Annual Meeting held in April 2001. The Committee met four times in 2002.

         Compensation   Committee.   The  Compensation   Committee  sets  TSFG's
compensation policies and makes recommendations regarding senior management compensation. The Committee met four times in 2002.

         Executive Committee. The Executive Committee has the authority to review, guide and take any permissible actions with respect to the business and affairs of TSFG as usually taken by the Board of Directors when the Executive Committee determines that it is appropriate to act prior to the next Board of Directors' meeting. The Executive Committee met five times in 2002.

         Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee was formerly known as the "Nominating Committee". It recommends nominees for election to the Board and addresses issues of corporate governance. This Committee will consider recommendations for Director nominees from shareholders. Shareholders who wish to recommend Director nominees proposed for election at the 2004 Annual Meeting should comply with the procedure described in "Proposals by Shareholders" below. Mr. Whittle served on the Nominating Committee in 2002, but subsequently resigned in order to make the Committee comprised entirely of independent Directors. The Committee met once in 2002.

BOARD MEETINGS

         The Board of Directors met eight times during 2002. All members attended at least 75% of the Board meetings and 75% of the meetings of committees on which they served.

 -----------------------------------------------------------------------------
             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
 -----------------------------------------------------------------------------

     The following report does not constitute soliciting material and is not considered filed or incorporated by reference into any other filing by TSFG under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

         The Board's Audit Committee is responsible for providing independent, objective oversight of TSFG's accounting functions and internal controls. The Audit Committee is composed of eight Directors, each of whom is independent as defined by the National Association of Securities Dealers' listing standards. The Audit Committee operates under a written charter approved by the Board of Directors.

         Management is responsible for TSFG's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of TSFG's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

         In connection with these responsibilities, the Audit Committee met with management and the independent accountants and reviewed and discussed the December 31, 2002 consolidated financial statements. The Audit Committee also discussed with the independent accountants the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee also received written disclosures from the independent accountants required by Independence Standards Board Standard No. 1 (Independence
Discussions  with  Audit   Committees),   and  discussed  with  the  independent
accountants the firm's independence. In particular, the Audit Committee considered whether the provision of the services set forth below in "Financial Information Systems Design and Implementation Fees" and "All Other Fees" is compatible with maintaining the independence of the auditors and determined that no independence issues arose as a result of such services.

         Based upon the Audit Committee's discussions with management and the independent accountants, and its review of the representations of management and the independent accountants, the Audit Committee recommended that the Board include the audited consolidated financial statements in TSFG's Annual Report on Form 10-K for the year ended December 31, 2002, filed with the Securities and Exchange Commission.

         All members of the Audit Committee concur in this report.

David C. Wakefield III, Chairman      C. Claymon Grimes, Jr.       W. Gairy Nichols III       H. Earle Russell, Jr.
Charles B. Schooler                   Edward J. Sebastian          William R. Timmons III     Samuel H. Vickers

          -------------------------------------------------------------
                                   AUDIT FEES
          -------------------------------------------------------------

         The following table presents fees paid to KPMG for professional audit services associated with the audit of TSFG's annual financial statements for 2002 and fees billed for other KPMG services in 2002. The Audit Committee has considered whether the provision of these services is compatible with maintaining KPMG LLP's independence.


      Audit Fees (1)  ......................................................................        $    722,000
      Financial Information Systems Design and Implementation Fees (2) .....................                  --
      All Other Fees (3)
             Audit Related Fees.............................................................             794,000
             Non-audit Related Other Fees...................................................             697,000
                                                                                                    ------------
                       Total All Other Fees.................................................           1,491,000
                                                                                                    ------------
      Total Fees............................................................................        $  2,213,000
                                                                                                     ===========

(1) Aggregate fees billed for professional services rendered for the audit of TSFG's annual financial statements and the reviews of the financial statements included in TSFG's Quarterly Reports on Form 10-Q for 2002.
(2) This item refers to professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X.
(3) All Other Fees consists principally of services rendered in connection with tax compliance ($197,000) and tax consulting ($500,000), services related to acquisitions, including review of registration statements ($350,000), audits of financial statements of certain employee benefit plans ($35,000), subsidiary audits ($81,000), issuance of letters to underwriters ($85,000), and information technology internal audit co-sourcing services ($243,000).

                     --------------------------------------
                                 STOCK OWNERSHIP
                     --------------------------------------

----------------------------------------
5% BENEFICIAL OWNERS
----------------------------------------

         TSFG knows of no person or group that owns beneficially more than 5% of the outstanding voting power as of March 5, 2003.

----------------------------------------------------
DIRECTORS AND EXECUTIVE OFFICERS
----------------------------------------------------

         The table below sets forth as of March 5, 2003 the beneficial ownership of TSFG common stock by (1) all Directors and nominees for Director, (2) all Named Executive Officers of TSFG (See "Summary Compensation Table" below) and
(3) all Directors and Executive Officers of TSFG as a group. Unless otherwise indicated, all persons listed below have sole voting and investment power over all shares beneficially owned.

                                                 ----------------------------------------------------------------------
                                                               AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP
                                                 ----------------------------------------------------------------------
                                                                            COMMON STOCK SUBJECT
                                                       COMMON STOCK              TO A RIGHT            PERCENT OF
NAME OF BENEFICIAL OWNER                          BENEFICIALLY OWNED (1)     TO ACQUIRE (1) (2)     COMMON STOCK (3)
-----------------------------------------------------------------------------------------------------------------------
William P. Brant                                             2,000                    9,187                *
-----------------------------------------------------------------------------------------------------------------------
Gordon W. Campbell                                         448,784                  107,723               1.2%
-----------------------------------------------------------------------------------------------------------------------
Andrew B. Cheney                                             4,476                   16,752                *
-----------------------------------------------------------------------------------------------------------------------
John C. DuBose                                              14,026                   38,172                *
-----------------------------------------------------------------------------------------------------------------------
Judd B. Farr                                               137,507                   17,965                *
-----------------------------------------------------------------------------------------------------------------------
C. Claymon Grimes, Jr.                                      60,321                   17,965                *
-----------------------------------------------------------------------------------------------------------------------
M. Dexter Hagy                                              11,948                   17,965                *
-----------------------------------------------------------------------------------------------------------------------
William S. Hummers III                                      63,345                   87,396                *
-----------------------------------------------------------------------------------------------------------------------
Thomas J. Rogers                                            63,623                    7,187                *
-----------------------------------------------------------------------------------------------------------------------
H. Earle Russell, Jr.                                        4,452                   17,965                *
-----------------------------------------------------------------------------------------------------------------------
Charles B. Schooler                                         26,963                   17,335                *
-----------------------------------------------------------------------------------------------------------------------
Edward J. Sebastian                                            244                    4,483                *
-----------------------------------------------------------------------------------------------------------------------
John C.B. Smith, Jr.                                        77,294                   10,809                *
-----------------------------------------------------------------------------------------------------------------------
Eugene E. Stone IV                                             720                   15,445                *
-----------------------------------------------------------------------------------------------------------------------
James W. Terry, Jr.                                         32,297                   66,516                *
-----------------------------------------------------------------------------------------------------------------------
William R. Timmons, Jr.                                    417,300                   17,965                *
-----------------------------------------------------------------------------------------------------------------------
William R. Timmons III                                     337,453                    6,483                *
-----------------------------------------------------------------------------------------------------------------------
Samuel H. Vickers                                           11,738                   11,839                *
-----------------------------------------------------------------------------------------------------------------------
David C. Wakefield III                                      64,931 (4)               13,245                *
-----------------------------------------------------------------------------------------------------------------------
Mack I. Whittle, Jr.                                       110,110                  159,880                *
-----------------------------------------------------------------------------------------------------------------------
All Executive Officers as a Group (25 persons)           1,601,607                  701,210               4.8%
-----------------------------------------------------------------------------------------------------------------------

*Represents holdings of less than 1% of the outstanding shares of TSFG common stock.
(1) This is based on information reported to TSFG by its Directors, nominees and Executive Officers, and includes shares held by spouses, minor children, affiliated companies, partnerships and trusts over which the named person has beneficial ownership. It also includes shares allocated to individual accounts under the TSFG's 401(k) Plan, ESOP and Deferred Compensation Plan, voting of which is directed by the respective named persons and group members who participate in those plans.
(2) This includes common stock options that are exercisable on March 5, 2003 or that become exercisable within 60 days thereafter.
(3) The percentages of total beneficial ownership have been calculated based upon 47,372,827 (the shares of TSFG common stock outstanding as of March 5, 2003). In addition, under Rule 13d-3 of the Exchange Act, the percentages have been computed on the assumption that shares of TSFG common stock that can be acquired within 60 days of March 5, 2003, upon the exercise of options by a given person are outstanding, but no other shares similarly subject to acquisition by other persons are outstanding.
(4) Mr. Wakefield disclaims beneficial ownership over 3,151 of these shares that are owned by his spouse.

 ------------------------------------------------------------------------------
                          COMPENSATION COMMITTEE REPORT
                            ON EXECUTIVE COMPENSATION
 ------------------------------------------------------------------------------

         The Compensation Committee of the Board of Directors, which is composed solely of non-employee Directors, works with TSFG management in establishing the underlying philosophy and principles of TSFG's compensation system. These principles and philosophy are then reviewed and approved by the full Board of Directors. This Report discusses the philosophy, principles, and policies underlying TSFG's compensation programs that were in effect during 2002 and which will be applicable in 2003.

Our Guiding Principles

         The Compensation Committee is committed to administering a compensation program that espouses TSFG's values, drives corporate results, and supports the long-term and short-term goals of TSFG. Our compensation philosophy is grounded by three principles:

          o    tying pay to performance,
          o    aligning executive and shareholder interests, and
          o    challenging executives through "stretch goals."

         This  program  is  intended  to  result  in  competitive   compensation
packages, which we believe will attract and retain the talent needed to generate outstanding TSFG performance.

TYING PAY TO PERFORMANCE

         We believe that strong performance deserves higher pay than average performance, and TSFG's fixed and variable compensation programs for executives reflect this principle. Fixed compensation is in the form of base salaries, which are targeted at the median of selected financial services market surveys for financial institutions of a comparable size.

         Variable compensation has historically been paid to executive officers through TSFG's existing Short-Term and Long-Term Incentive Plans. Both plans provide for compensation that can be earned only by meeting or exceeding pre-determined performance goals or upon stock price appreciation. These plans have provided the necessary balance between meeting current performance objectives, while simultaneously building a foundation for long-term success. While on average approximately 60% of executive pay has been variable, the actual amount of incentive pay has been subject to performance.

         The Compensation Committee has recently reviewed TSFG's compensation practices to ensure that TSFG is continuing to adhere to its compensation philosophy of tying pay to performance. After extensive review of its compensation plans and selected financial services market surveys, the Committee has determined that in order to strengthen the tie between executive pay and performance for its executive officers, it would be appropriate and desirable to increase the amount of pay subject to performance that could be earned by TSFG's executive officers. To effectuate this, the Short-Term Incentive Plan was terminated at the end of 2002 and TSFG adopted the Management Incentive Compensation Plan, which is subject to shareholder approval at TSFG's 2003 Annual Meeting. In addition, TSFG adopted the 2004 Long-Term Incentive Plan, which is also subject to shareholder approval at the 2003 Annual Meeting. It is our belief that these new plans will strengthen TSFG's objective of paying for performance.

ALIGNING EXECUTIVE AND SHAREHOLDER INTERESTS

         The Compensation Committee believes that one of the best ways to align executive and shareholder interest is through stock ownership. TSFG encourages all of its executive officers to hold a significant amount of TSFG stock and promotes this goal through the long-term incentive programs where incentives are paid in stock options and performance stock. By holding a significant ownership stake in TSFG, executives are placed in the same position as shareholders - they will only realize value when shareholders realize value, through stock price appreciation.

CHALLENGING EXECUTIVES THROUGH "STRETCH GOALS"

         The Compensation Committee believes that by setting high performance standards for executives, a high performance culture will develop, which will lead to sustained TSFG achievement. To challenge executives, the incentive compensation programs emphasize "stretch goals." The plans focus on reaching and exceeding established performance goals, which are developed to reflect what the Committee considers superior performance for TSFG. In determining these goals, the Committee gives significant and careful consideration to the historical and projected performance of TSFG's peer group.

Short-Term Incentive Plan

         The Short-Term Incentive Plan was designed to reward such executive officers for performance contributions that impacted the overall success of TSFG or its operating units during the fiscal year. The Short-Term Incentive Plan was intended to motivate those employees and direct their efforts toward achievement of key annual performance objectives. TSFG has focused on the following areas of performance:

          o    earnings per share,
          o asset quality (i.e., nonperforming assets as a percent of total loans and net charge-offs as a percent of average loans), and
          o    certain strategic incentives.

         The  relative   weighting  of  these  measures  was  customized  on  an
individual basis to reflect specific roles, responsibilities, and objectives.

         The Short-Term Incentive Plan established a point system, which determined cash incentive awards based on the extent to which TSFG met performance goals. Each goal was considered separately. If one goal fell below threshold, the other goals were evaluated on their own merits. The threshold level of performance was 85% of a particular performance goal. At this level, executive officers received only 35% of the targeted incentive for that goal. Any performance less than the threshold level would result in no cash incentive for that particular goal. If TSFG achieved 125% or more of a performance goal, the cash incentive would be 150% of the targeted incentive.

         In addition, a corporate profitability modifier allowed Short-Term Incentive Plan awards to be adjusted up or down based on overall corporate financial performance. The modifier could reduce incentive plan awards if overall performance fell below expectations or increase awards if overall corporate performance exceeded expectations.

         Before 2002 began: As part of the planning process, the Compensation Committee established superior standards of performance consistent with the "stretch goal" philosophy of the Committee. A target incentive was created for each eligible executive. This target ranged from 35% to 50% of base salary, depending on the executive, which was payable if 100% of the performance goals are met. The Board of Directors approved each of the measures and target incentives. TSFG communicated the threshold, target, and superior award opportunities to each eligible executive officer. The Compensation Committee and the Board of Directors reserved the authority to subjectively adjust award payouts (positively or negatively) under the Short-Term Incentive Plan if financial considerations or operating circumstances warranted such action.

         After 2002 year end: Under the Short-Term Incentive Plan, corporate financial statements were generated, and TSFG determined whether it was successful in achieving its performance measures. Payouts were made accordingly.

2001 Long-Term Incentive Plan

         The primary objective of the 2001 Long-Term Incentive Plan is to link a significant portion of executive compensation to TSFG performance achievements annually and over a multi-year period. The 2001 Long-Term Incentive Plan focuses on strategic financial success factors, which are intended to align the interest of TSFG's executives and shareholders. The 2001 Long-Term Incentive Plan consists of two components: stock options and performance shares. The 2001 Long-Term Incentive Plan provides for the grant of stock options to participants perceived to have a direct impact on TSFG's success, as evaluated annually, and for the award of performance shares based on the performance of TSFG, as measured annually and over a three-year "performance cycle" against targets set by the Compensation Committee each year. The stock option and performance share awards provide a long-term incentive opportunity targeted at the top quartile of the peer group. The 2001 Long-Term Incentive Plan is structured to provide 50% of the total award opportunity in stock options and 50% in performance shares.

STOCK OPTION ELEMENT

         The 2001 Long-Term Incentive Plan provides for the grant of stock options annually under TSFG's Amended and Restated Stock Option Plan. The number of options granted is based on a number of factors, including competitive grant practices from selected financial services surveys, the participant's level of responsibility, the ability of the participant to influence future performance of TSFG, the amount of TSFG stock held by the participant, and the desired mix of long-term incentive vehicles. The exercise price will reflect fair market value or greater at the time of grant. Executives will only realize value from the options if the share price appreciates during the option term. If TSFG's shareholders approve the 2004 Long-Term Incentive Plan, participants in that plan will receive their stock options pursuant to the 2004 Long-Term Incentive Plan, rather than the Amended and Restated Stock Option Plan.

         TSFG's policy is not to reprice stock options.

PERFORMANCE SHARE ELEMENT

         The 2001 Long-Term Incentive Plan also provides for the grant of common stock under TSFG's Amended and Restated Restricted Stock Agreement Plan. These shares will be earned only if TSFG performance goals are achieved annually and over the three-year performance period. The number of shares awarded is based on performance achievements. If TSFG performance does not reach threshold levels, no performance shares will be distributed; if only threshold performance is achieved, 25% of the targeted award will be given. If a superior level of performance is achieved, 150% of the targeted reward will be given. Grants of performance shares are made on an annual basis with an additional bonus grant at the end of the performance cycle, if earned. The Compensation Committee, with input from management, establishes performance goals for each year. If TSFG's shareholders approve the 2004 Long-Term Incentive Plan, participants in that plan will receive their restricted share grants pursuant to the 2004 Long-Term Incentive Plan, rather than the Amended and Restated Restricted Stock Agreement Plan.

Deductibility of Compensation

         Section 162(m) of the Internal Revenue Code provides that, in general, a public company may not deduct compensation paid to its CEO or one of the other top five executive officers to the extent the compensation exceeds $1 million per year. Historically, it has been TSFG's policy not to pay compensation in excess of the amount referenced in Section 162(m), and in the event the compensation was to exceed this limit, TSFG would not have received the deduction. During the past fiscal year, the Compensation Committee reviewed its compensation plans to determine the appropriateness of adopting a bonus plan that complies with the provisions of Section 162(m) so that compensation payable under such plan would be deductible. After reviewing such plans, the Compensation Committee has determined that it is in the best interests of TSFG's shareholders to approve a new bonus plan for "covered employees" so that compensation in excess of $1,000,000 payable under such plan would be deductible by TSFG.

CEO Compensation

         Mr. Whittle's 2002 compensation consisted of base salary, cash incentives, stock options, restricted stock, and certain perquisites (which did not exceed 10% of base salary and bonus). The Compensation Committee determined Mr. Whittle's base salary of $525,000 at the beginning of 2002. The Committee established Mr. Whittle's base salary by analyzing compensation levels of other chief executive officers of comparable size banks based on targeted financial services surveys. In addition to base salary, Mr. Whittle received an automobile allowance of $37,555. Mr. Whittle's cash incentive was determined in accordance with the Short-Term Incentive Plan and was targeted at 50% of base salary if all performance measures were achieved. Because of TSFG's extraordinary performance, the Compensation Committee used its discretion under the plan to pay Mr. Whittle $600,000 for 2002.

Compensation Committee:

Thomas J. Rogers, Chairman   William P. Brant       Judd B. Farr  M. Dexter Hagy
Edward J. Sebastian          John C. B. Smith, Jr.  Eugene E. Stone IV

                 -----------------------------------------------
                            TOTAL SHAREHOLDER RETURN
                 -----------------------------------------------

         The following graph sets forth the performance of TSFG's common stock for the five year period ended December 31, 2002 as compared to the Standard and Poor's SmallCap 600 Index and the SNL Southeast Bank Index. The graph assumes $100 originally invested on December 31, 1997 and that all subsequent dividends were reinvested in additional shares.



-------------------------------------- ------------- ------------ --------------- ------------ -------------- ------------
                                          DEC-97       DEC-98         DEC-99        DEC-00        DEC-01        DEC-02
-------------------------------------- ------------- ------------ --------------- ------------ -------------- ------------

The South Financial Group, Inc.           100.00        119.43               87.43     65.38        90.12        107.44
-------------------------------------- ------------- ------------ --------------- ------------ -------------- ------------
S&P SmallCap 600                          100.00         98.69              110.94    124.03       132.13        112.80
-------------------------------------- ------------- ------------ --------------- ------------ -------------- ------------
SNL Southeast Bank Index                  100.00        106.46               83.77     84.12       104.79        115.76
-------------------------------------- ------------- ------------ --------------- ------------ -------------- ------------








                 -----------------------------------------------
                               EXECUTIVE OFFICERS
                 -----------------------------------------------


         TSFG's executive officers are appointed by the Board of Directors. The following persons serve as executive officers of TSFG.

---------------------------- ------ --------------------------------------------------------------------- ----------------
                                                                                                               TSFG
           NAME                AGE                      TSFG OFFICES CURRENTLY HELD                        OFFICER SINCE
---------------------------- ------ --------------------------------------------------------------------- ----------------
Mack I. Whittle, Jr.           54   President & Chief Executive Officer                                        1986
---------------------------- ------ --------------------------------------------------------------------- ----------------
Andrew B. Cheney               53   President - Mercantile Bank                                                2000
---------------------------- ------ --------------------------------------------------------------------- ----------------
William P. Crawford, Jr.       40   Executive Vice President - General Counsel & Secretary                     2002
---------------------------- ------ --------------------------------------------------------------------- ----------------
John C. DuBose                 51   Executive Vice President - Technology                                      1998
---------------------------- ------ --------------------------------------------------------------------- ----------------
William S. Hummers III         57   Vice Chairman, Executive Vice President & Principal Financial Officer      1988
---------------------------- ------ --------------------------------------------------------------------- ----------------
Mary A. Jeffrey                52   Executive Vice President - Human Resources                                 2002
---------------------------- ------ --------------------------------------------------------------------- ----------------
James S. Ross                  51   Executive Vice President - Finance                                         2001
---------------------------- ------ --------------------------------------------------------------------- ----------------
Kendall L. Spencer             50   Executive Vice President - Retail Banking                                  2000
---------------------------- ------ --------------------------------------------------------------------- ----------------
Michael W. Sperry              57   Executive Vice President - Credit Administration                           1998
---------------------------- ------ --------------------------------------------------------------------- ----------------
James W. Terry, Jr.            55   President - Carolina First Bank                                            1991
---------------------------- ------ --------------------------------------------------------------------- ----------------

                   -------------------------------------------
                             EXECUTIVE COMPENSATION
                   -------------------------------------------

------------------------------------------------
SUMMARY COMPENSATION TABLE
------------------------------------------------

         The following table sets forth information concerning compensation paid by TSFG during the fiscal years ended December 31, 2002, 2001 and 2000 to TSFG's CEO and to each of the four most highly compensated executive officers other than the CEO who were executive officers at December 31, 2002 (collectively, the "Named Executive Officers") for services rendered in all capacities to TSFG and its subsidiaries. For purposes of the table, all bonus and incentive plan award amounts included for a particular year (including bonus compensation and long-term compensation payments) were actually paid or issued in the first quarter of the following year. For example, bonus payments paid in February 2003 are listed as 2002 compensation, because they were earned as of December 31, 2002.

                             ------------------------------------------- ----------------------------------------------
                                                                               Long-Term Compensation
                                    Annual Compensation                       Awards           Payouts
                             ------------------------------------------- ----------------------------------------------

                                                           Other        Restricted Securities
                                                           Annual         Stock    Underlying   LTIP       All Other
          Name and                     Salary    Bonus    Compen-         Awards    Options/   Payouts    Compensation
     Principal Position        Year      ($)      ($)     sation           ($)       SARs(#)    ($)           ($)
-----------------------------------------------------------------------------------------------------------------------

Mack I. Whittle, Jr.           2002     569,640  600,000    (1)          103,159      16,402         --      116,934 (2)
President, Chief Executive     2001     467,555  301,500    (1)           81,000      30,686         --       65,094
Officer                        2000     388,130   96,080    (1)               --      16,400         --       77,432
-----------------------------------------------------------------------------------------------------------------------

Andrew B. Cheney               2002     242,640  187,500    (1)           41,662       6,624         --       27,243 (3)
President, Mercantile Bank     2001     229,880   90,000    (1)           33,336       9,004         --       11,644
                               2000     180,833   39,417    (1)               --      25,000         --        8,400
-----------------------------------------------------------------------------------------------------------------------

John C. DuBose                 2002     256,800  200,000    (1)           41,662       6,624         --       45,688 (4)
Executive Vice President       2001     221,800  125,000    (1)           31,662      10,585         --       31,644
                               2000     278,667   46,808    (1)               --       5,000         --       32,281
-----------------------------------------------------------------------------------------------------------------------

William S. Hummers III         2002     276,280  210,000    (1)           46,674       7,419         --       70,974 (5)
Executive Vice President       2001     251,190  150,000    (1)           37,494      11,614         --       39,144
                               2000     250,200   55,431    (1)               --       5,000         --       50,885
-----------------------------------------------------------------------------------------------------------------------

James W. Terry, Jr.            2002     253,740  187,500    (1)           41,662       6,624         --       41,256 (6)
President,                     2001     228,695   90,000    (1)           33,336      10,879         --       26,644
Carolina First Bank            2000     227,300   49,272    (1)               --       5,000         --       31,290
-----------------------------------------------------------------------------------------------------------------------

(1) Certain amounts may have been expended by TSFG that may have had value as a personal benefit to the executive officer. However, the total value of such benefits did not exceed the lesser of $50,000 or 10% of the annual salary and bonus of such executive officer.
(2) This amount is comprised of (i) $11,000 contributed by TSFG to its 401(k) on behalf of Mr. Whittle to match fiscal 2002 pre-tax deferral contributions, all of which was vested, (ii) $1,444 contributed to TSFG's Employee Stock Ownership Plan (the "ESOP"), (iii) $19,170 in premiums paid by TSFG on behalf of Mr. Whittle with respect to insurance not generally available to all TSFG employees and (iv) $85,320 paid in connection with TSFG Supplemental Executive Retirement Plan (the "SERP").
(3) This amount is comprised of (i) $11,000 contributed by TSFG to its 401(k) on behalf of Mr. Cheney to match fiscal 2002 pre-tax deferral contributions, of which 60% was vested, (ii) $1,444 contributed to the ESOP, (iii) $524 in premiums paid by TSFG on behalf of Mr. Cheney with respect to insurance not generally available to all TSFG employees, and
       (iv) $14,275 paid in connection with the SERP.
(4) This amount is comprised of (i) $11,000 contributed by TSFG to its 401(k) on behalf of Mr. DuBose to match fiscal 2002 pre-tax deferral contributions, of which 80% was vested, (ii) $1,444 contributed to the ESOP, (iii) $11,116 in premiums paid by TSFG on behalf of Mr. DuBose with respect to insurance not generally available to all TSFG employees, and
       (iv) $22,128 paid in connection with the SERP.
(5) This amount is comprised of (i) $11,000 contributed by TSFG to its 401(k) on behalf of Mr. Hummers to match fiscal 2002 pre-tax deferral contributions, all of which was vested, (ii) $1,444 contributed to the ESOP, (iii) $11,072 in premiums paid by TSFG on behalf of Mr. Hummers with respect to insurance not generally available to all TSFG employees, and (iv) $47,458 paid in connection with the SERP.
(6) This amount is comprised of (i) $11,000 contributed by TSFG to its 401(k) on behalf of Mr. Terry to match fiscal 2002 pre-tax deferral contributions, of which all was vested, (ii) $1,444 contributed to the ESOP, (iii) $1,829 in premiums paid by TSFG on behalf of Mr. Terry with respect to insurance not generally available to all TSFG employees, (iv) $954 in TSFG Executive Deferred Compensation Plan, and (v) $26,029 paid in connection with the SERP.

----------------------------------------
STOCK OPTIONS GRANTS
----------------------------------------

         The following table sets forth certain information regarding stock option, which are included in the Summary Compensation Table for 2002 for the Named Executive Officers. These stock options were awarded on January 2, 2003 for employment services in 2002.

                                            OPTION GRANTS IN LAST FISCAL YEAR

-------------------------------------------------------------------------------------------------------------------------
                                                     Individual Grants
-------------------------------------------------------------------------------------------------------------------------
                               Number of       % of Total        Fair Market
                               Securities        Options       Value per Share
                               Underlying      Granted to         of Common       Exercise
                             Options Granted    Employees       Stock at Time       Price     Expiration    Grant Date
Name                              (#)            in 2002     of Grant ($/Sh)(1)     ($/Sh)       Date (2)   Valuation($)(3)
-------------------------------------------------------------------------------------------------------------------------

Mack I. Whittle, Jr.              16,402           2.26%            21.42           21.42        1/2/13       94,456
-------------------------------------------------------------------------------------------------------------------------

Andrew B. Cheney                   6,624           0.91%            21.42           21.42        1/2/13       38,146
-------------------------------------------------------------------------------------------------------------------------

John C. DuBose                     6,624           0.91%            21.42           21.42        1/2/13       38,146
-------------------------------------------------------------------------------------------------------------------------

William S. Hummers III             7,419           1.02%            21.42           21.42        1/2/13       42,725
-------------------------------------------------------------------------------------------------------------------------

James W. Terry, Jr.                6,624           0.91%            21.42           21.42        1/2/13       94,456
-------------------------------------------------------------------------------------------------------------------------

(1) The number shown is the closing price of a share of TSFG common stock as quoted on the Nasdaq National Market on the date of grant.
(2)  The plan  pursuant to which the options  were  granted  sets forth  certain
     earlier   expiration   dates  upon  the  option  holder's   termination  of
     employment.
(3) Calculated by using the Black-Scholes option-pricing model with the following assumptions: dividend yield of 2.80%, expected volatility of 29%, risk-free interest rate of 4.19% and expected lives of 8 years.

--------------------------------------
STOCK OPTION EXERCISES
--------------------------------------

         The following table sets forth information with respect to options to purchase shares of TSFG common stock held by the Named Executive Officers and the number of shares covered by both exercisable and unexercisable stock options in 2002. Also reported are the values for the "in-the-money" options which represent the positive spread between the exercise price of any such existing stock option and the year-end fair market value of the TSFG common stock. This table excludes any stock option grants awarded subsequent to December 31, 2002. Accordingly, this table does not reflect the stock options set forth in the Stock Option Grants table immediately above.

                           AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

-----------------------------------------------------------------------------------------------------------------------

                                                              Number of Securities          Value of Unexercised
                                                             Underlying Unexercised         In-the-Money Options
                                 Shares         Value        Options at 2002 Fiscal            at 2002 Fiscal
                              Acquired on      Realized           Year-End (#)               Year-End ($) (1)
Name                          Exercise (#)       ($)       Exercisable/Unexercisable     Exercisable/Unexercisable
-----------------------------------------------------------------------------------------------------------------------

Mack I. Whittle, Jr.               -              -          156,308        93,404          232,127      131,240
-----------------------------------------------------------------------------------------------------------------------

Andrew B. Cheney                   -              -           11,282        22,722           60,819       99,750
-----------------------------------------------------------------------------------------------------------------------

John C. DuBose                     -              -           36,775        14,510           21,163       40,844
-----------------------------------------------------------------------------------------------------------------------

William S. Hummers III             -              -           85,742        32,539           93,523       46,301
-----------------------------------------------------------------------------------------------------------------------

James W. Terry, Jr.                -              -           65,046        14,804           72,092       41,626
-----------------------------------------------------------------------------------------------------------------------

(1) The indicated value is based on exercise prices ranging from $13.16 to $31.26 per share and a per share value of $20.66, which was the closing market price of a share of TSFG's common stock on December 31, 2002 as reported by the Nasdaq National Market.

--------------------------------------
DIRECTOR COMPENSATION
--------------------------------------

         During 2002, each non-officer Director's total compensation was valued at approximately $30,000, assuming that the Director attended all meetings and depending on the committees that the Director served on during the year. Meeting fees were $500 for each Board of Directors' meeting and committee meeting attended. Fees for committee chairmen were $1,000 per committee meeting. A total of 60% of each Director's total compensation was paid in the form of options to purchase TSFG common stock, which was valued based on the Black-Scholes valuation method. The balance was paid in cash.

------------------------------------------------------------------------
EMPLOYMENT AND CHANGE IN CONTROL AGREEMENTS
------------------------------------------------------------------------

         TSFG has entered into Noncompetition, Severance and Employment agreements with certain executive officers of TSFG, including Andrew B. Cheney, John C. DuBose, William S. Hummers III, James W. Terry, Jr. and Mack I. Whittle, Jr. The agreements are summarized below. However, this summary is qualified in its entirety by reference to the agreements themselves, copies of which are available from TSFG or from TSFG's public filings with the Securities and Exchange Commission. Defined terms in the various agreements are substantially similar but vary in certain respects from agreement to agreement. An "Involuntary Termination" generally occurs when the executive terminates his employment due to (i) a change in his responsibilities, position or authority,
(ii) a change in the terms or status of the agreement, (iii) a reduction in his compensation or benefits, (iv) his forced relocation outside his area, or (v) a significant increase in his travel requirements. A "Voluntary Termination" occurs when the executive terminates his employment following a "change in control" not the result of items constituting an Involuntary Termination. Non-capitalized terms that are in quotes and used in the descriptions below are as defined in the respective agreements. "Legitimate TSFG Reasons" generally means (i) "cause," (ii) if the executive becomes "disabled," or (iii) upon the executive's death. "Legitimate Executive Reasons" generally means (i) TSFG's uncured breach of the agreement, (ii) a Voluntary Termination, or (iii) an Involuntary Termination.

         ANDREW B. CHENEY. Under his agreement, Mr. Cheney is given duties and authority typical of similar executives, and TSFG is obligated to pay him an annual salary determined by the Board. In addition, the Board may pay Mr. Cheney an additional incentive cash bonus pursuant to TSFG's incentive compensation plans and certain other typical executive benefits. Mr. Cheney's agreement has a rolling term of three years and extends automatically. Either party may give written notice to the other, at which point the term is fixed at two years from the date of notice, terminating on the expiration of such term. Mr. Cheney may terminate the agreement for Legitimate Executive Reasons. If Mr. Cheney terminates his employment other than for Legitimate Executive Reasons, TSFG's obligations under the agreement cease as of the date of such termination. If Mr. Cheney terminates his employment as a result of clauses (i) or (iii) of the Legitimate Executive Reasons and there has been a change in control, he is entitled to receive his base salary and other benefits through his date of termination and to receive a lump sum amount equal to three times his annual total compensation. If Mr. Cheney terminates his employment pursuant to clause
(i) of the Legitimate Executive Reasons in the absence of a change in control, he is entitled to receive a lump sum amount equal to one times his annual total compensation. If Mr. Cheney terminates his employment pursuant to clause (ii) of the Legitimate Executive Reasons, he is entitled to receive a lump sum amount equal to one times his annual compensation and will also be entitled to receive his base salary and other benefits due to him through his termination date. TSFG may terminate the agreement at any time for Legitimate TSFG Reasons or without cause. If TSFG terminates Mr. Cheney's employment for Legitimate TSFG Reasons, TSFG's obligations under the agreement cease as of the date of termination. However, if Mr. Cheney is terminated for cause after a change in control, then such termination shall be treated as a Voluntary Termination. If TSFG terminates Mr. Cheney without cause, and there has been a change in control, he will be entitled to receive as severance a lump sum payment equal to three times his total annual compensation. If TSFG terminates Mr. Cheney without cause in the absence of a change in control, he will be entitled to receive as severance a lump sum payment equal to the compensation and benefits that would be provided to him for the remaining term of the contract. In the event of termination by Mr. Cheney for a Legitimate Executive Reason, or in the event of termination by TSFG without cause, he will become vested in all TSFG share grants or options, and be deemed to be retired and credited with TSFG service for the remaining term of the agreement for the purposes of TSFG's benefit plans. In the event that Mr. Cheney's employment is terminated by him as a result of clauses (i) or
(iii) of the Legitimate Executive Reasons or by TSFG without cause or by TSFG as a result of clause (i) of the Legitimate TSFG Reasons, then he may not, for a period of three years following such termination of employment, compete against TSFG as provided in the agreement. If Mr. Cheney's employment is terminated for any reason following a change in control, there will be no limitation on any activity of Mr. Cheney. If the covenant not to compete is triggered, Mr. Cheney will receive, in addition to any other payments, a total of three times his annual cash compensation. All amounts paid to Mr. Cheney will be grossed up by the taxes payable by him in respect of such amounts.

         JOHN C. DUBOSE. Under his agreement, Mr. DuBose is given duties and authority typical of similar executives, and TSFG is obligated to pay him an annual salary determined by the Board. In addition, the Board may pay Mr. DuBose an additional incentive cash bonus pursuant to TSFG's incentive compensation plans and certain other typical executive benefits. Mr. DuBose's agreement has a rolling term of five years and extends automatically until he turns 60, at which point the term is converted into a five year fixed term which terminates upon its expiration. Either party may give written notice to the other, at which point the term is fixed at five years from the date of notice, terminating on the expiration of such term. Mr. DuBose may terminate the agreement for Legitimate Executive Reasons. If Mr. DuBose terminates his employment other than for Legitimate Executive Reasons, TSFG's obligations under the agreement cease as of the date of such termination. If Mr. DuBose terminates his employment as a result of clauses (i) or (iii) of the Legitimate Executive Reasons, he is entitled to receive a lump sum amount equal to three times his annual total compensation and will also be entitled to receive his base salary, bonus, and other benefits and allowances due to him through his termination date. If Mr. DuBose terminates his employment pursuant to clause (ii) of the Legitimate Executive Reasons following a change of control, he is entitled to receive a lump sum amount equal to one times his annual compensation and will also be entitled to receive his base salary and other benefits due to him through his termination date. TSFG may terminate the agreement at any time for Legitimate TSFG Reasons or without cause. If TSFG terminates Mr. DuBose's employment for cause, TSFG's obligations under the agreement cease as of the date of termination. However, if Mr. DuBose is terminated for cause after a change in control, then such termination shall be treated as a Voluntary Termination, except that all his rights pursuant to share grants or options granted by TSFG do not become vested or released from all conditions and restrictions and Mr. DuBose is not deemed to be retired or credited with TSFG service for the remaining term of the agreement for the purposes of TSFG's benefit plans. If TSFG terminates Mr. DuBose pursuant to clauses (ii) or (iii) of the Legitimate Business Reasons, TSFG's obligations under the agreement generally cease as of the date of termination. If TSFG terminates Mr. DuBose without cause, he will be entitled to receive as severance a lump sum payment equal to three times his total annual compensation. In the event of termination by Mr. DuBose for a Legitimate Executive Reason, or in the event of termination by TSFG without cause, he will become vested in all TSFG share grants or options, and be deemed to be retired and credited with TSFG service for the remaining term of the agreement for the purposes of TSFG's benefit plans. In the event that Mr. DuBose's employment is terminated by him as a result of clauses (i) or (iii) of the Legitimate Executive Reasons or by TSFG without cause, then he may not, for a period of five years following such termination of employment compete against TSFG as provided in the agreement. If the covenant not to compete is triggered, Mr. DuBose will receive, in addition to any other payments, a total of five times his annual cash compensation. TSFG will also continue to provide certain other benefits for five years following the commencement of the non-compete period. The amount paid to Mr. DuBose under this covenant not to compete will be grossed up for taxes payable by him. If Mr. DuBose terminates his employment for other than a Legitimate Executive Reason or as a result of clause (ii) of the Legitimate Executive Reasons, he may not, for a period of one year following such termination of employment, compete against or interfere with TSFG as provided in the agreement and receives no additional compensation as detailed above. Notwithstanding the foregoing, if Mr. DuBose voluntarily or involuntarily terminates the agreement after a change in control, he shall not enter into any employment or consulting relationship for general banking activities with a Competitor during the Noncompete Period, but may enter into a consulting relationship limited to information and technology services with a Competitor outside the State of South Carolina.


         WILLIAM S. HUMMERS III. Under his agreement, Mr. Hummers is given duties and authority typical of similar executives, and TSFG is obligated to pay him an annual salary determined by the Board, such incentive compensation as may become payable to him under TSFG's incentive compensation plans, and certain other typical executive benefits. Mr. Hummers' agreement has a rolling term of five years and extends automatically until he turns 60, at which point the term is converted into a 5 year fixed term, which terminates upon its expiration. Either party may give written notice to the other, at which point the term is fixed at five years from the date of notice, terminating on the expiration of such term. Mr. Hummers may terminate the agreement for Legitimate Executive Reasons. If Mr. Hummers terminates his employment other than for Legitimate Executive Reasons, TSFG's obligations under the agreement cease as of the date of such termination. If Mr. Hummers terminates his employment as a result of clauses (i) or (iii) of the Legitimate Executive Reasons, he is entitled to receive a lump sum amount equal to three times his annual total compensation, and he will also be entitled to receive his base salary and other benefits and allowances due him through his termination date. If Mr. Hummers terminates his employment pursuant to clause (ii) of the Legitimate Executive Reasons following a change in control, he is entitled to receive an amount generally equal to one year's total compensation, and he will also be entitled to receive his base salary and other benefits due him through his termination date. If TSFG terminates Mr. Hummers' employment for cause, TSFG's obligations under the agreement cease as of the date of termination. However, if Mr. Hummers is terminated for cause after a change in control, then such termination shall be treated as a Voluntary Termination, except that all his rights pursuant to share grants or options granted by TSFG do not become vested or released from all conditions and restrictions, and Mr. Hummers is not deemed to be retired or credited with TSFG service for the remaining term of the agreement for the purposes of TSFG's benefit plans. If TSFG terminates Mr. Hummers pursuant to clauses (ii) or (iii) of the Legitimate TSFG Reasons, TSFG's obligations under the agreement generally cease as of the date of termination. If TSFG terminates Mr. Hummers without cause, he will be entitled to receive as severance a lump sum payment equal to three times his total annual compensation. In the event of termination by Mr. Hummers for a Legitimate Executive Reason, or in the event of termination by TSFG without cause, he will become vested in all TSFG share grants or options, and be deemed to be retired and credited with TSFG service for the remaining term of the agreement for the purposes of TSFG's benefit plans. In the event that Mr. Hummers' employment is terminated voluntarily by him as a result of a Legitimate Executive Reason or by TSFG without cause, then he may not, for a period of five years following such termination of employment compete against TSFG as provided in the agreement. If the covenant not to compete is triggered, Mr. Hummers will receive, in addition to any other payments, a total of five times his annual cash compensation. The amount paid to Mr. Hummers under this covenant not to compete will be grossed up for taxes payable by him. However, if Mr. Hummers terminates his employment for other than a Legitimate Executive Reason or voluntarily under clause (ii) of the Legitimate Executive Reasons, TSFG's obligations under the agreement cease as of his termination date and he may not, for a period of one year following such termination of employment, compete against or interfere with TSFG as provided in the agreement, and receives no additional compensation as detailed above.

         JAMES W. TERRY, JR. Under his agreement, Mr. Terry is given duties and authority typical of similar executives, and TSFG is obligated to pay him an annual salary determined by the Board, such incentive compensation as may become payable to him under TSFG's incentive compensation plans and certain other typical executive benefits. Mr. Terry's agreement has a rolling term of three years and extends automatically until either party gives written notice to the other, at which point the term is fixed at three years from the date of notice, terminating on the expiration of such term. Mr. Terry may terminate the agreement for Legitimate Executive Reasons. If Mr. Terry terminates his employment other than for Legitimate Executive Reasons, TSFG's obligations under the agreement cease as of the date of such termination. If Mr. Terry terminates his employment as a result of clause (i) and there has been a change in control, or clause (iii) of the Legitimate Executive Reasons, he is entitled to receive a lump sum amount equal to three times his total annual compensation and benefits, and he will also be entitled to receive his base salary and other benefits due him through his termination date. If Mr. Terry terminates his employment as a result of clause (i) of the Legitimate Executive Reasons in absence of a change in control, he is entitled to receive a lump sum amount equal to one times his total annual compensation. If Mr. Terry terminates his employment pursuant to clause (ii) of the Legitimate Executive Reasons following a change in control, he is entitled to receive an amount generally equal to one year's compensation and benefits, and he will also be entitled to receive his base salary and other benefits due him through his termination date. If TSFG terminates Mr. Terry's employment as a result of the Legitimate TSFG Reasons, TSFG's obligations under the agreement cease as of the date of termination, except that if he is terminated for cause after a change in control, then such termination shall be treated as a Voluntary Termination. If TSFG terminates Mr. Terry without cause and there has been a change of control, he will be entitled to receive as severance a lump sum payment equal to three times his total annual compensation and benefits. If TSFG terminates him without cause in the absence of a change of control, he will be entitled to receive as severance his compensation and benefits for the remaining term of the agreement. In the event of termination by Mr. Terry for a Legitimate Executive Reason, or in the event of termination by TSFG without cause, he will become vested in all TSFG share grants or options, and credited with TSFG service for the remaining term of the agreement for the purposes of TSFG's benefit plans. In the event that Mr. Terry's employment is terminated by him as a result of clause (i) or by TSFG without cause, then he may not, for a period of three years following such termination of employment, compete against TSFG as described in the agreement. If for any reason Mr. Terry's employment is terminated following a change in control, there will be no limitation on any activity of Mr. Terry.

         MACK I. WHITTLE, JR. Under his agreement, Mr. Whittle is given duties and authority typical of similar executives, and TSFG is obligated to pay him an annual salary determined by the Board, such incentive compensation as may become payable to him under TSFG's incentive compensation plans, and certain other typical executive benefits. Mr. Whittle's agreement has a rolling term of ten years and extends automatically until he turns 55, at which point the term is converted into a fixed term of 10 years, expiring on his 65th birthday. Either party may give written notice to the other, at which point the term is fixed at ten years from the date of notice, terminating on the expiration of such term. Mr. Whittle may terminate the agreement for Legitimate Executive Reasons. If Mr. Whittle terminates his employment other than for Legitimate Executive Reasons, TSFG's obligations under the agreement cease as of the date of such termination. If Mr. Whittle terminates his employment as a result of clauses (i) or (iii) of the Legitimate Executive Reasons, he is entitled to receive a lump sum amount equal to three times his total annual compensation and benefits, and he will also be entitled to receive his base salary and other benefits due him through the termination date of the agreement. If Mr. Whittle terminates his employment pursuant to clause (ii) of the Legitimate Executive Reasons following a change in control, he is entitled to receive an amount generally equal to one year's compensation, and he will also be entitled to receive his base salary and other benefits due him through his termination date. If TSFG terminates Mr. Whittle for Legitimate TSFG Reasons, TSFG's obligations under the agreement generally cease as of the date of termination. However, if Mr. Whittle is terminated for cause after a change in control, then such termination shall be treated as a Voluntary Termination, but he will not become vested in TSFG share grants or options, nor will he be deemed to be retired or credited with TSFG service for the remaining term of the agreement for purposes of TSFG's benefit plans. If TSFG terminates Mr. Whittle without cause, he will be entitled to receive as severance a lump sum payment equal to three times his total annual compensation. In the event of termination by Mr. Whittle for a Legitimate Executive Reason, or in the event of termination by TSFG without cause, Mr. Whittle will become vested in all TSFG share grants or options, and be deemed to be retired and credited with TSFG service for the remaining term of the agreement for the purposes of TSFG's benefit plans. In the event that Mr. Whittle's employment is terminated before a change in control voluntarily by Mr. Whittle as a result of clauses (i) or (iii) of the Legitimate Executive Reasons or by TSFG without cause, then Mr. Whittle may not, for a period of five years following such termination of employment, compete against TSFG as described in the agreement. If the covenant not to compete is triggered, Mr. Whittle will receive, in addition to any other payments, a total of ten times his annual cash compensation. TSFG will also continue to provide certain other benefits for ten years following the commencement of the non-compete period. The amount paid to Mr. Whittle under this covenant not to compete will be grossed up for taxes payable by him. However, if Mr. Whittle terminates his employment for other than a Legitimate Executive Reason or voluntarily under clause (ii) of the Legitimate Executive Reasons, TSFG's obligations under the agreement cease as of his termination date and he may not, for a period of one year following his date of termination, compete against TSFG as described in the agreement and receives no additional compensation as detailed above.

---------------------------------------------------------------
            SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
---------------------------------------------------------------

         TSFG has instituted a Supplemental Executive Retirement Plan ("SERP"), which is a non-qualified executive benefit plan in which TSFG agrees to pay the executive additional benefits in the future, usually at retirement, in return for continued satisfactory performance by the executive. TSFG selects the key executives who participate in the SERP. The SERP is an unfunded plan, which means there are no specific assets set aside by TSFG in connection with the establishment of the plan. The executive has no rights under the agreement beyond those of a general creditor of the bank. TSFG has currently entered into SERP contracts with approximately 12 senior level managers, five of whom are Named Executive Officers. The benefits associated with such persons are as follows:

---------------------------------------- ---------------- -------------- ---------------------- ------------------------
                                                           Retirement           Annual                Duration of
Name                                      Year of Birth        Age        Retirement Benefit      Retirement Benefit
---------------------------------------- ---------------- -------------- ---------------------- ------------------------
Mack I. Whittle, Jr.                          1948             65              $370,068                15 years
---------------------------------------- ---------------- -------------- ---------------------- ------------------------
Andrew B. Cheney                              1950             65                69,281                15 years
---------------------------------------- ---------------- -------------- ---------------------- ------------------------
John C. DuBose                                1951             65               130,027                15 years
---------------------------------------- ---------------- -------------- ---------------------- ------------------------
William S. Hummers III                        1945             65               136,096                15 years
---------------------------------------- ---------------- -------------- ---------------------- ------------------------
James W. Terry, Jr.                           1948             65               102,014                15 years
---------------------------------------- ---------------- -------------- ---------------------- ------------------------

          ------------------------------------------------------------
                         ITEM NO. 2 - APPROVAL OF TSFG'S
                     MANAGEMENT INCENTIVE COMPENSATION PLAN
          ------------------------------------------------------------


INTRODUCTION

         We are seeking approval of our Management Incentive Compensation Plan for participants who are or are expected to be "covered employees" within the meaning of Section 162(m)(3) of the Internal Revenue Code of 1986, as amended, including, as of the date hereof, the Chief Executive Officer and the other Named Executive Officers set forth in the Summary Compensation Table above.

         It is our intention that, upon approval by the shareholders of the Management Incentive Compensation Plan, any amounts payable to "covered employees," under the plan will be fully deductible by TSFG under the provisions of Section 162(m) of the Code. It is also our belief that the Management Incentive Compensation Plan supports TSFG's objective of paying for performance that increases shareholder value.

         The following description of the material terms of the Management Incentive Compensation Plan as applicable to participants designated by the Committee who are or are expected to be "covered employees" is qualified in its entirety by reference to the terms of the plan, a copy of which is attached to this proxy statement as Appendix A.

DESCRIPTION OF THE PLAN

         Purpose. The Management Incentive Compensation Plan is designed to provide a significant and variable economic opportunity to selected officers of TSFG as a reflection of their individual and group contributions to the success of TSFG and its subsidiaries.

         Administration. The plan will be administered by the Compensation Committee of the Board or such other committee of the Board which is composed of not less than three outside Directors, each of whom will serve at the pleasure of the Board.

         Eligibility. The Committee will, in its sole discretion, determine for each measurement period those officers of TSFG who are eligible to participate in the plan for such measurement period based upon each participant's opportunity to have a substantial impact on the operating results of TSFG. The total number of employees currently eligible to participate in the plan is ten.

         Target Bonus. Prior to the commencement of a measurement period, the Committee will grant bonus award opportunities to the participants, some of whom may be "covered employees." Payment of these awards will be conditioned upon satisfaction of specific performance goals measured over a "measurement period" established by the Committee prior to the time of grant. Awards will be paid in cash. The extent, if any, to which an award will be payable will be based upon the degree of achievement of such pre-established performance goals over such specified measurement period. However, the Committee may, in its sole discretion, reduce the amount which would otherwise be payable with respect to a measurement period (in which case the participant will have no right to receive the amount of such reduction, even if the performance goals are met). The target bonus is determined based upon the participant's base salary as of the day immediately preceding the commencement of the measurement period. The maximum bonus payable to a participant for any measurement period is 250% of such participant's annual base salary (as determined above) appropriately adjusted to reflect the length of such measurement period.

         Measurement Period. The measurement period will be TSFG's fiscal year, unless a shorter period is designated by the Committee at the time the performance goals are established with respect to a particular award. Measurement periods may not extend beyond one year.

         Performance Goals. Under the plan, bonus awards may be based on TSFG's stock price, market share, sales, earnings per share, return on equity, costs, operating income, marketing-spending efficiency, return on operating assets, return on assets, core non-interest income, and/or levels of cost savings during a specified measurement period.

         Payment of an Award. At the time the award is granted, the Committee will prescribe a formula to determine the percentage of the target bonus that may be payable based upon the degree of attainment of the performance goals during the measurement period. If the minimum performance goals established by the Committee are not met, no payment will be made. To the extent that the minimum performance goals are met, and upon written certification by the Committee that the performance goals have been satisfied to a particular extent and any other material terms and conditions of the awards have been satisfied, payment will be made on the payment date in accordance with the prescribed formula unless the Committee determines, in its sole discretion, to reduce the payment to be made. In no event will an award be paid to a participant until the plan has been approved by TSFG's shareholders.

         Maximum Payable. The maximum amount payable to a participant for any fiscal year of TSFG will be $2,500,000.

         Termination of Employment. In the event that a participant's employment is terminated, no amount will be payable unless their termination is due to death or disability. Participants who remain employed through the measurement period but whose employment is terminated prior to the payment date will be entitled to receive bonuses payable with respect to such measurement period, unless their employment is terminated for cause.

         Amendment and Termination. The Board has the right to amend, modify or terminate the plan from time to time but no such amendment or modification may, without prior approval of TSFG's shareholders, alter the business criteria on which the performance goals are based or increase the maximum amount payable under the plan, materially increase the amount available for awards, materially increase the benefits accruing to participants, materially modify the requirements regarding eligibility for participation in the plan or, without the consent of the participant affected, impair any award made prior to the effective date of the amendment, modification or termination.

         Shareholder Approval. The Plan will be effective as of the time it is approved by TSFG's shareholders, as described below under "Vote Required."

         Deferral   Elections.   The  Committee  may  at  its  option  establish
procedures pursuant to which participants are permitted to defer the receipt of bonuses payable under the plan.

VOTE REQUIRED

         The Plan requires the approval of holders of a majority of the votes cast by the TSFG shareholders with respect to its approval. Abstentions and broker non-votes will have no effect upon the vote on this matter.

RECOMMENDATION

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE MANAGEMENT INCENTIVE COMPENSATION PLAN.

 ------------------------------------------------------------------------------
                  ITEM NO. 3 - APPROVAL OF AMENDMENT TO TSFG'S
              AMENDED AND RESTATED RESTRICTED STOCK AGREEMENT PLAN
 ------------------------------------------------------------------------------

         We are seeking approval of an amendment to TSFG's Amended and Restated Restricted Stock Agreement Plan (the "Restricted Stock Plan"), which increases the number of shares of TSFG's common stock that may be issued thereunder from 750,000 shares to 875,000 shares. The Board recommends approval of the proposed amendment because it believes that the Restricted Stock Plan is an effective component of employee compensation. Except as set forth above, the Restricted Stock Plan would remain unaltered in all material respects.

         The Restricted Stock Plan is summarized below. However, this summary is qualified in its entirety by reference to the text of the Restricted Stock Plan, a copy of which may be obtained, without charge, by written request to TSFG, 102 South Main Street, Greenville, South Carolina 29601, Attention: William P. Crawford, Jr.

         Administration and Eligibility. The Restricted Stock Plan is administered by the Board's Compensation Committee, which must be comprised solely of members thereof who are "disinterested persons" within the meaning of
Section 16 of the Exchange Act. The Committee is authorized to grant shares to such employees as it determines appropriate based on a number of factors, including performance, position, potential, and compensation. Non-employee Board members are not eligible to acquire stock under the Restricted Stock Plan. The Committee is also empowered to administer and interpret the Restricted Stock Plan and to take all such actions as may be necessary thereunder. In making any determination as to the employees to whom shares shall be granted thereunder and as to the number of shares to be so granted, the Committee must take into account, in each case, the level and responsibility of the person's position, the level of the person's performance, the person's level of compensation, the assessed potential of the person and such additional factors as the Committee shall deem relevant to the accomplishment of the purposes of the Restricted Stock Plan. The Committee may also utilize guidelines set forth in other compensation plans of TSFG, including the 2001 Long-Term Incentive Plan, in determining any matters related to the award of shares under the Restricted Stock Plan. The awards are exclusively made to officers and key employees (including non-executive officers) of TSFG. For 2002 performance, 55 persons received awards under the Restricted Stock Plan.

         Transferability; Forfeiture and Assignability. Employees shall acquire shares upon meeting the terms of the Restricted Stock Agreements. The Committee anticipates that the services provided by the employee will be adequate consideration and cash payments will not be required to acquire the shares. Unless otherwise specified by the Committee, restricted shares shall become freely transferable and not subject to the risk of forfeiture at a rate of one third of the total shares awarded on each anniversary of the award, beginning with the first anniversary. If the employee is terminated for reasons other than death or a total and permanent disability, all shares still restricted at the time of termination shall be cancelled and returned to TSFG. If employee is terminated because of death or a total and permanent disability, all restricted shares shall immediately become freely transferable and not subject to risk of forfeiture. In the event that TSFG is involved in a "change in control," the risk of forfeiture lapses. A "change in control" is generally deemed to occur as a result of any of the following transactions: (i) the shareholders of TSFG immediately prior to such event hold less than 50% of the outstanding voting securities of TSFG or its successor after such event, (ii) persons holding less than 20% of TSFG's stock immediately prior to such event own more than 50% of the outstanding voting securities of TSFG or its survivor or successor after such event, or (iii) persons constituting a majority of the Board were not directors for at least the 24 preceding months. Shares granted under the Restricted Stock Plan are assignable only in limited instances in accordance with applicable law.

         Amendment. The Committee may modify and amend the Restricted Stock Plan subject to any shareholder approval required by applicable law, TSFG's articles of incorporation, or the Bylaws of the NASD, and it may not amend the Restricted Stock Plan without the consent of any employee whose rights are affected by such amendment.

         Effective Date. The original effective date of the Restricted Stock Plan was the date of its adoption by the Board in 1986. The effective date of the amendment to the Restricted Stock Plan shall be April 30, 2003, assuming shareholder approval is received at the Annual Meeting. If such approval is not received, the Restricted Stock Plan will continue in effect, unchanged by the proposed amendment.

         Federal Income Tax Consequences Associated with the Plan. For a brief summary of the federal income tax rules relevant to restricted stock awards, see the discussion of "Federal Income Tax Consequences Associated with the Plan" in connection with Item No. 4 of this Proxy Statement (approval of the 2004 Long-Term Incentive Plan).

RESTRICTED STOCK PLAN DATA

         Since the inception of the Restricted Stock Plan, originally adopted in 1986, TSFG has awarded 505,578 shares. At December 31, 2002, there were 40,120 shares of unvested restricted stock outstanding with a market value of approximately $829,000. Since December 31, 2002, 19,701 shares of the unvested restricted shares have vested. In addition, a grant of 69,805 shares was made in 2003 for 2002 performance, which included 23,265 shares that vested immediately. The following table provides information on awards under the Restricted Stock Plan to Named Executive Officers and other groups of employees of TSFG, including direct awards under the Restricted Stock Plan and indirect awards under the 2001 Long-Term Incentive Plan.

-----------------------------------------------------------------------------------------------------------------------
                                                                                      2002 RESTRICTED STOCK AWARDS
                                      UNVESTED SHARES    DOLLAR VALUE OF UNVESTED    GRANTED ON JANUARY 2, 2003 (#)
                                      OUTSTANDING AT      SHARES OUTSTANDING AT    ------------------------------------
                                    DECEMBER 31, 2002   DECEMBER 31, 2002 ($)(1)           VESTED         UNVESTED
-----------------------------------------------------------------------------------------------------------------------
Mack I. Whittle, Jr.                      3,000                     61,980                 1,605           3,211

-----------------------------------------------------------------------------------------------------------------------
Andrew B. Cheney                          1,235                     25,515                   648           1,297

-----------------------------------------------------------------------------------------------------------------------
John C. DuBose                            1,173                     24,234                   648           1,297

-----------------------------------------------------------------------------------------------------------------------
William S. Hummers III                    1,389                     28,697                   726           1,453

-----------------------------------------------------------------------------------------------------------------------
James W. Terry, Jr.                       1,235                     25,515                   648           1,297

-----------------------------------------------------------------------------------------------------------------------
Current Executive Officers as a Group    11,488                    237,342                 2,634           5,264

-----------------------------------------------------------------------------------------------------------------------
All Employees, Excluding Executive       28,632                    591,537                16,356          32,721
             Officers, as a Group
-----------------------------------------------------------------------------------------------------------------------

(1) Based on $20.66, which was the closing price of TSFG's Common Stock on December 31, 2002 as reported by Nasdaq.

EQUITY COMPENSATION PLAN DATA

         The following table sets forth information regarding TSFG's equity compensation plans at January 31, 2003. The additional 125,000 shares under the Restricted Stock Agreement Plan and the 2,000,000 shares under the 2004 Long-Term Incentive Plan, for which authorization is sought at this Annual Meeting, are not included in this table.

---------------------------------------- ---------------------- ------------------- -----------------------------------
             Plan Category               Number of securities    Weighted-average     Number of securities remaining
                                           to be issued upon    exercise price of     available for future issuance
                                              exercise of          outstanding       under equity compensation plans
                                         outstanding options,   options, warrants    (excluding securities reflected
                                          warrants and rights       and rights       in the first column of numbers)
 ---------------------------------------- ---------------------- ------------------- -----------------------------------
 Equity compensation plans                    4,077,001(2)              $16.69                        1,532,819
   approved by  security  holders(1)
---------------------------------------- ---------------------- ------------------- -----------------------------------
 Equity compensation plans not                      --                  --                               --
   approved by security  holders(3)
---------------------------------------- ---------------------- ------------------- -----------------------------------
Total                                         4,077,001(2)              $16.69                        1,532,819
---------------------------------------- ---------------------- ------------------- -----------------------------------

(1) These plans (as defined in the applicable SEC rules) are as follows: The TSFG Stock Option Plan, the TSFG Restricted Stock Agreement Plan, the Director Stock Option Plan, the Amended and Restated Fortune 50 Plan, and various non-TSFG option plans to which TSFG became a successor by merger (collectively "non-TSFG Plans").
(2)  Of this  amount,  879,724  options  have been  issued  pursuant to non-TSFG
     Plans.
(3) TSFG has no "equity compensation plans" as defined in the applicable SEC rules, which have not been approved by TSFG (or its predecessor's) shareholders.

VOTE REQUIRED

         The Restricted Stock Plan requires the approval of holders of a majority of the votes cast by the TSFG shareholders with respect to its approval. Abstentions and broker non-votes will have no effect upon the vote on this matter.

RECOMMENDATION

     OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE RESTRICTED STOCK PLAN.

  ----------------------------------------------------------------------------
                         ITEM NO. 4 - APPROVAL OF TSFG'S
                          2004 LONG-TERM INCENTIVE PLAN
  ----------------------------------------------------------------------------

INTRODUCTION

         We are seeking approval of our 2004 Long-Term Incentive Plan. It is our intention that, upon approval by the shareholders of the 2004 Long-Term Incentive Plan, any awards granted or amounts payable to "covered employees," under the plan will be fully deductible by TSFG under the provisions of Section 162(m) of the Code. It is also our belief that the 2004 Long-Term Incentive Plan supports TSFG's objective of paying for performance, which increases shareholder value.

         The following description of the material terms of the 2004 Long-Term Incentive Plan is qualified in its entirety by reference to the terms of the 2004 Long-Term Incentive Plan, a copy of which is attached to this proxy statement as Appendix B.

DESCRIPTION

         Purpose. The purpose of the Plan is to give TSFG a competitive advantage in attracting, retaining and motivating officers, employees, directors and consultants and to provide TSFG and its subsidiaries and affiliates with a stock plan providing incentives directly linked to the profitability of TSFG's businesses and increases in TSFG'S shareholder value.

         Eligible Individuals. Directors, officers, employees and consultants of, and prospective employees and consultants of, TSFG and its subsidiaries and affiliates are eligible to participate in the Plan. As of March 5, 2003, there are (approximately) 57 persons eligible to participate in the Plan.

         Administration. The Plan is administered by the Compensation Committee of the Board, except with respect to grants to non-employee Directors, which will be administered by the Nominating Committee. The Committee administering the plan will be referred to in this description as the "Committee". The Committee is authorized to delegate certain administrative responsibilities to individuals selected by it in its discretion. The Committee will determine the eligible individuals to whom and the time or times at which awards will be granted, the number of shares subject to awards to be granted to any eligible individual, the duration of any award cycle, and any other terms and conditions of the grant, in addition to those contained in the Plan. Each grant under the Plan will be confirmed by and subject to the terms of an award agreement.

         Authorized Shares. The maximum number of shares of common stock that may be delivered to participants and their beneficiaries under the Plan is 2,000,000. No participant may be granted awards covering in excess of 100,000 shares of common stock in any calendar year. Shares subject to an award under the Plan shall be TSFG's authorized and unissued shares. No more than 600,000 shares of restricted stock may be issued during the term of the Plan. The closing price of the TSFG Common Stock as of March 10, 2002 was $19.69.

         If any award is forfeited, or if any option (or SAR, if any) terminates, expires or lapses without being exercised, or if any SAR is exercised for cash, shares of common stock subject to such awards will again be available for distribution in connection with awards under the Plan. If the option price of any option or the strike price of any freestanding SAR is satisfied by delivering shares of common stock to TSFG (by either actual delivery or by attestation), only the number of shares of common stock delivered to the participant net of the shares of common stock delivered to TSFG or attested to will be deemed delivered for purposes of determining the maximum numbers of shares of common stock available for delivery under the Plan. To the extent any shares of common stock subject to an award are not delivered to a participant because such shares are used to satisfy an applicable tax-withholding obligation, such shares will not be deemed to have been delivered for purposes of determining the maximum number of shares of common stock available for delivery under the Plan. The maximum number of shares of common stock that may be issued pursuant to options intended to be incentive stock options is 1,400,000 shares.

         In the event of certain types of corporate transactions or restructurings, such as stock splits, mergers, consolidations, separations, spin-offs, reorganizations, liquidations, reorganizations, or other distributions of stock or property of TSFG (including an extraordinary stock or cash dividend), the Committee or the Board may make adjustments in the aggregate number and kind of shares reserved for issuance under the Plan, in the maximum share limitations upon stock options, incentive stock options, stock appreciation rights and other awards to be granted to any individual, in the number, kind and option price or strike price of outstanding stock options and stock appreciation rights, in the number and kind of shares subject to other outstanding awards granted under the Plan, and any other equitable substitutions or adjustments that Committee or the Board determine to be appropriate in their sole discretion.

         Stock Options. Stock options may be granted alone or in addition to other awards. Stock options may be "incentive stock options" (within the meaning of Section 422 of the Internal Revenue Code) or nonqualified stock options, as designated by the Committee and specified in the option agreement setting forth the terms and provisions of the options. The term of each stock option will be fixed by the Committee but no incentive stock option may be exercised more than 10 years after the date it is granted. The exercise price per share of common stock purchasable under a stock option will be determined by the Committee but, except in the case of stock options granted in lieu of foregone compensation, may not be less than the fair market value of the common stock on the date of grant. Options granted under the Plan cannot be repriced without shareholder approval.

         Except as otherwise provided in the Plan, stock options will be exercisable at the time or times and subject to the terms and conditions determined by the Committee, and the Committee may at any time accelerate the exercisability of a stock option. A participant exercising an option may pay the exercise price in cash or, if approved by the Committee, with previously acquired shares of common stock or a combination of cash and stock. The Committee, in its discretion, may allow the cashless exercise of options through the use of a broker-dealer, to the extent permitted by applicable law, or for payment of the exercise price by withholding from the shares issuable upon exercise a number of shares having a fair market value on the date of exercise equal to the aggregate exercise price. The Plan contains provisions, which apply unless otherwise determined by the Committee, regarding the vesting and post-termination exercisability of options held by optionees whose employment with TSFG terminates by reason of death, disability, retirement, or otherwise. The Plan provides that the Committee may establish procedures permitting an optionee to elect to defer to a later time the receipt of shares issuable upon the exercise of a stock option and/or to receive cash at such later time in lieu of the deferred shares.

         Stock Appreciation Rights. Stock appreciation rights may be granted separately or in tandem with all or part of any stock option granted under the Plan. A stock appreciation right granted separately from any stock option under the Plan is called a freestanding SAR. A stock appreciation right granted in tandem with a stock option under the Plan is called a tandem SAR. A tandem SAR will terminate and will no longer be exercisable upon the termination or exercise of the related stock option. A tandem SAR may be exercised by an optionee, at the time or times and to the extent the related stock option is exercisable, by surrendering the applicable portion of the related stock option in accordance with procedures established by the Committee. Upon exercise, a tandem SAR permits the optionee to receive cash, shares of common stock, or a combination of cash or stock, as determined by the Committee. The amount of cash or the value of the shares is equal to the excess of the fair market value of a share of common stock on the date of exercise over the per share exercise price of the related stock option, multiplied by the number of shares with respect to which the tandem SAR is exercised.

         A freestanding SAR may have a term of up to ten years. Except in the case of freestanding SARs granted in lieu of compensation, the strike price cannot be lower than the fair market value of the stock on the grant date. The strike price cannot be repriced without shareholder approval. The Committee can determine exercisability restrictions on freestanding SARs at the time of grant. Upon exercise, a freestanding SAR permits the holder to receive cash, shares of common stock, or a combination of cash or stock, as determined by the Committee. The amount of cash or the value of the shares is equal to the excess of the fair market value of a share of common stock on the date of exercise over the strike price, multiplied by the number of shares with respect to which the freestanding SAR is exercised. The Plan contains provisions, which apply unless otherwise determined by the Committee, regarding the vesting and post-termination exercisability of freestanding SARs held by an individual whose employment with TSFG terminates by reason of death, disability, retirement or otherwise. The Committee may also establish procedures permitting the holder of a freestanding SAR to defer to a later time the receipt of shares issuable upon the exercise of a freestanding SAR and/or to receive cash at such later time in lieu of the deferred shares.

         Restricted Stock. The Plan authorizes the Committee to grant restricted stock to individuals with such restriction periods as the Committee may designate. The Committee may also provide at the time of grant that restricted stock cannot vest unless applicable performance goals are satisfied.

         If the grant is intended to be a "qualified performance based award," these goals must be based on the attainment of specified levels of one or more of the following measures: revenue growth; earnings before interest, taxes, depreciation, and amortization; earnings before interest and taxes; operating income; pre- or after- tax income; earnings per share; cash flow; cash flow per share; return on equity; return on invested capital; return on assets; economic value added (or an equivalent metric); share price performance; total shareholder return; improvement in or attainment of expense levels; improvement in or attainment of working capital levels. These goals may be established on a corporate-wide basis or with respect to one or more business units, divisions, or subsidiaries. Measurement of performance against goals may exclude impact of charges for restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring items, and the cumulative effects of accounting changes, each as defined by generally accepted accounting principles and as identified in the financial statements, notes to the financial statements, or management's discussion and analysis within TSFG's annual report.

         A "qualified performance-based award" is a grant of restricted stock or performance units designated as such by the Committee at the time of grant based upon a determination that (1) the recipient is or may be a "covered employee" within the meaning of Section 162(m)(3) of the Internal Revenue Code in the year in which TSFG would expect to be able to claim a tax deduction with respect to such performance unit awards, and (2) the Committee wishes such grant to qualify for the exemption from the limitation on deductibility of compensation with respect to any covered employee imposed by Section 162(m) of the Internal Revenue Code. The Committee will specify the performance goals to which any "qualified performance-based award" will be subject. No more than 25,000 shares of common stock may be subject to "qualified performance-based awards" granted to any participant in any fiscal year.

         The provisions of restricted stock awards (including any applicable performance goals) need not be the same with respect to each participant. During the restriction period, the Committee may require that the stock certificates evidencing restricted shares be held by TSFG. Restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered. Restricted stock is forfeited upon termination of employment, unless otherwise provided by the Committee. Other than these restrictions on transfer and any other restrictions the Committee may impose, the participant will have all the rights of a holder of stock holding the class or series of stock that is the subject of the restricted stock award.

         Performance Units. Performance units may be granted either alone or in addition to other awards granted under the Plan. Performance units may be performance-based stock awards or performance-based cash awards. Performance units may be granted subject to the attainment of performance goals and/or the continued service of the participant. As noted above, performance units can be "qualified performance-based awards." At the conclusion of the award cycle, the Committee will evaluate the degree to which any applicable performance goals have been achieved and the performance amounts earned, and will cause to be delivered the amount earned in either cash or shares, at the election of the Committee.

         Except to the extent otherwise provided in the applicable Performance unit agreement or the Plan, all rights to receive cash or stock in settlement of Performance units will be forfeited upon a participant's termination of employment for any reason during the award cycle or before any applicable performance goals are satisfied, unless the Committee, in its discretion, waives any or all remaining payment limitations with respect to such participant's performance units. However, the Committee may not waive the satisfaction of the applicable performance goals in the case of performance units that are "qualified performance-based awards" unless the participant's employment is terminated by reason of death or disability or is terminated by TSFG without cause or by the participant for good reason.

         Other Stock-Based Awards. Other awards of common stock and other awards that are valued by reference to, or otherwise based upon common stock, including (without limitation) dividend equivalents and convertible debentures, may also be granted under the Plan, either alone or in conjunction with other awards.

         Transferability of Awards. Awards are nontransferable other than by will or the laws of descent and distribution. However, in the discretion of the Committee, nonqualified stock options and stock appreciation rights may be transferred as expressly permitted by the Committee, including pursuant to a transfer to members of the holder's immediate family. The transfer may be made directly or indirectly or by means of a trust or partnership or otherwise. Stock options and stock appreciation rights may be exercised only by the initial holder, any such permitted transferee or a guardian, legal representative or beneficiary.

         Repricing Policy. Options and stock appreciation rights granted under the Plan cannot be repriced without shareholder approval.

         Change in Control. Unless provided otherwise by the Committee, in the event of a change in control (as defined in the Plan), any option or stock appreciation right that is not then exercisable and vested will become fully exercisable and vested, any restrictions on shares of restricted stock will lapse, and performance units will be deemed earned and payable in full in cash. In addition, unless otherwise determined by the Committee, if a stock option or stock appreciation right holder's employment is terminated by TSFG other than for cause, death or disability or if such holder voluntarily resigns for good reason during the two-year period following a change in control, such holder may exercise the option or stock appreciation right until at least the first anniversary of such termination, unless the term of the option expires first.

         If the Committee so provides, in the event of a change in control, a holder of a nonqualified stock option or a freestanding stock appreciation right may have the right, for 60 days after the change in control, to surrender all or part of the stock option or stock appreciation right and receive cash for the excess of (A) the greater of (i) the fair market value of a share of common stock at the time of surrender or (ii) the highest trading price of a share of common stock during the 60-day period preceding the change in control (or, under some circumstances, the value of the consideration for each share of common stock paid in the change of control, if higher) over (B) the exercise price of the stock option or strike price of the stock appreciation right, whichever is applicable.

         Effectiveness, Amendments and Termination. The Plan will be effective as of the time it is approved by a majority of the votes cast by TSFG's shareholders with respect to its approval. The Board of Directors may at any time amend, alter, or discontinue the Plan but may not impair the rights of a holder of outstanding awards without the holder's consent except for an amendment made to comply with applicable law, stock exchange rules or accounting rules. No amendment may be made without the approval of TSFG's shareholders to the extent such approval is required by applicable law or stock exchange rules. The Committee may amend the terms of any outstanding stock option or other award but no such amendment may cause a "qualified performance-based award" to cease to qualify for the Section 162(m) exemption or impair the rights of any holder without the holder's consent except an amendment made to cause the Plan or award to comply with applicable law, stock exchange rules or accounting rules. The Committee's authority to amend any award is subject to the condition that the Committee may not cause any such award to cease to qualify as a "qualified performance-based award."

         In the event an award is granted to an individual who is employed outside the United States and who is not compensated from a payroll maintained in the United States, the Committee may, in its sole discretion, modify the provisions of the grant as they pertain to such individual to achieve the purposes of the Plan.

FEDERAL INCOME TAX CONSEQUENCES

         The following is a summary of the federal income tax rules relevant to participants in the Plan who receive options, based upon the Internal Revenue Code as currently in effect. These rules are highly technical and subject to change in the future. The following summary relates only to the federal income tax treatment of the awards and the state, local and foreign tax consequences may be substantially different.

         Stock options granted under the Plan may be either nonqualified options or incentive options for federal income tax purposes.

         Nonqualified Options. Generally, the optionee does not recognize any taxable income at the time of grant of a nonqualified option. Upon the exercise of the nonqualified option the optionee will recognize ordinary income, equal to the excess of the fair market value of the common stock acquired on the date of exercise over the exercise price, and will be subject to wage and employment tax withholding. TSFG will generally be entitled to a deduction equal to such ordinary income at the time that the employee recognizes such income. The optionee will have a capital gain or loss upon the subsequent sale of the stock in an amount equal to the sale price less the fair market value of the common stock on the date of exercise. The capital gain or loss will be long-term or short-term depending on whether the stock was held for more than one year after the exercise date. TSFG will not be entitled to a deduction for any capital gain realized. Capital losses on the sale of common stock acquired upon an option's exercise may be used to offset capital gains.

         Incentive Stock Options. Generally, the optionee will not recognize any taxable income at the time of grant or exercise of an option that qualifies as an incentive option under Section 422 of the Internal Revenue Code. However, the excess of the stock's fair market value at the time of exercise over the exercise price will be included in the optionee's alternative minimum taxable income and thereby may cause the optionee to be subject to an alternative minimum tax. The optionee will recognize long-term capital gain or loss, measured by the difference between the stock sale price and the exercise price, when the shares are sold.

         In order to qualify for the incentive option tax treatment described in the preceding paragraph, the optionee must be employed by TSFG continuously from the time of the option's grant until three months before the option's exercise and the optionee must not sell the shares until more than one year after the option's exercise date and more than two years after its grant date. If the optionee does not satisfy these conditions, the optionee will recognize taxable ordinary income when the optionee sells the shares in an amount equal to the difference between the option exercise price and the lesser of (i) the fair market value of the stock on the exercise date and (ii) the sale price. If the sale price exceeds the fair market value on the exercise date, the excess will be taxable to the optionee as long-term or short-term capital gain depending on whether the optionee held the stock for more than one year. Notwithstanding the foregoing, incentive stock options will not be treated as incentive stock options to the extent that the aggregate fair market value of stock (determined as of the date of grant) with respect to which the options are first exercisable during any calendar year exceeds $100,000. TSFG will not be entitled to any deduction by reason of the grant or exercise of the incentive option or the sale of stock received upon exercise after the required holding periods have been satisfied. If the optionee does not satisfy the required holding periods before selling the shares and consequently recognizes ordinary income, TSFG will be allowed a deduction corresponding to the optionee's ordinary income.

         Withholding Taxes. Because the amount of ordinary income the optionee recognizes with respect to the receipt or exercise of an award may be treated as compensation that is subject to applicable withholding of federal, state and local income taxes and Social Security taxes, TSFG may require the optionee to pay the amount required to be withheld by TSFG before delivering to the individual any shares or other payment to be received under the Plan. Arrangements for payment may include deducting the amount of any withholding or other tax due from other compensation, including salary or bonus, otherwise payable to the individual.

VOTE REQUIRED

         The 2004 Long-Term Incentive Plan requires the approval of holders of a majority of the votes cast by the TSFG shareholders with respect to its approval. Abstentions and broker non-votes will have no effect upon the vote on this matter.

RECOMMENDATION

         OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE 2004 LONG-TERM INCENTIVE PLAN.

 ------------------------------------------------------------------------------
           ITEM NO. 5 - RATIFICATION OF KPMG LLP AS AUDITORS FOR 2003
 ------------------------------------------------------------------------------

         The Board of Directors recommends the ratification of the appointment of KPMG LLP, independent certified public accountants, as auditors for TSFG and its subsidiaries for fiscal year 2003 and to audit and report to the shareholders upon the financial statements of TSFG as of and for the period ending December 31, 2003. KPMG LLP currently serves as TSFG's independent auditors and was engaged by TSFG pursuant to approval by the Board of Directors, as principal accountants for TSFG starting with the 1995 fiscal year.

         Representatives of KPMG LLP will be present at the Annual Meeting and such representatives will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions that the shareholders may have. Neither the firm nor any of its members has any relation with TSFG except in the firm's capacity as auditors or as advisors. The appointment of auditors is approved annually by the Board of Directors and, commencing with fiscal year 2002, subsequently submitted to the shareholders for ratification. The decision of the Board is based on the recommendation of the Audit Committee.

         Ratification requires the approval of holders of a majority of the votes cast by the TSFG shareholders with respect to this matter. Abstentions and broker non-votes will have no effect upon the vote on this matter.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS.

              ----------------------------------------------------
                           RELATED PARTY TRANSACTIONS
              ----------------------------------------------------

         TSFG's Directors and officers and their associates have had, and TSFG expects them to have in the future, banking transactions in the ordinary course of business with TSFG's banking subsidiaries. These transactions are on the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated third parties. Such loans have not involved more than normal risks of collectibility nor have they presented any other unfavorable features. The aggregate dollar amount of these loans was approximately $21.3 million at December 31, 2002. During 2002, new loans of approximately $7.2 million were made, and repayments of principal totaled approximately $15.8 million.

 ------------------------------------------------------------------------------
          HOUSEHOLDING OF PROXY STATEMENT, FORM 10-K AND ANNUAL REPORT
 ------------------------------------------------------------------------------

         Our stock transfer agent and a number of brokers with accountholders who are owners of TSFG common stock will be "householding" our proxy materials. This means that only one copy of this Proxy Statement, the 2002 Annual Report to Shareholders and the Annual Report on Form 10-K may have been sent to you and the other TSFG shareholders who share your address. Householding is designed to reduce the volume of duplicate information that shareholders receive and reduce TSFG's printing and mailing expenses.

         If your household has received only one copy of these materials, and you would prefer to receive separate copies of these documents, either now or in the future, please call us at 864-255-4919, or write us at Investor Relations, The South Financial Group, 102 South Main Street, Greenville, South Carolina 29601. We will deliver separate copies promptly. If you are now receiving multiple copies of our proxy materials and would like to have only one copy of these documents delivered to your household in the future, please contact us in the same manner.

         --------------------------------------------------------------
                            EXPENSES OF SOLICITATION
         --------------------------------------------------------------

         TSFG will bear the cost associated with this solicitation, including the cost of preparing, handling, printing and mailing these Proxy Materials. Proxies will be solicited principally through these Proxy Materials. However, TSFG has also engaged the firm of Georgeson Shareholder Communications, Inc. ("Georgeson") as proxy solicitors to assist TSFG in this proxy solicitation. Georgeson employees may contact shareholders by mail, by telephone or through personal solicitation. TSFG expects to pay Georgeson approximately $7,500 plus expense reimbursements, in connection with such services. Proxies may also be solicited by telephone or through personal solicitation conducted by regular

TSFG employees. Employees will be reimbursed for the actual out-of-pocket expenses incurred in connection with such solicitation. Banks, brokers and other custodians are requested to forward these Proxy Materials to their customers where appropriate, and TSFG will reimburse such banks, brokers and custodians for their reasonable out-of-pocket expenses incurred in sending these Proxy Materials to beneficial owners of the shares.

         --------------------------------------------------------------
                            PROPOSALS BY SHAREHOLDERS
         --------------------------------------------------------------

         A shareholder who wishes to present a proposal for inclusion in the proxy materials relating to TSFG's Annual Meeting of Shareholders to be held in 2004 should submit his or her proposal on or before November 19, 2003, to the Secretary of TSFG, 102 S. Main Street, Greenville, South Carolina 29601. After that date, the proposal will not be considered timely. Shareholders submitting proposals for inclusion in the proxy statement and form of proxy must comply with the proxy rules under the Securities Exchange Act of 1934, as amended, and all shareholders submitting proposals must comply with the Bylaw requirements described below.

         The Bylaws of TSFG require timely advance written notice of shareholder nominations of Director candidates and of any other proposals to be presented at an annual meeting of shareholders. In the case of Director nominations by shareholders, the Bylaws require that a shareholder's notice be delivered to the principal executive offices of TSFG during the period of time from the 30th day to the 60th day prior to the annual meeting of shareholders at which Directors are to be elected, unless such requirement is expressly waived in advance of the meeting by formal action of the Board of Directors. In the case of other proposals by shareholders at an annual meeting, the Bylaws require that advance written notice be delivered to TSFG's Secretary (at the address indicated above). To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of TSFG between the 60th and 90th days prior to the first anniversary of the preceding year's annual meeting. However, in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, such shareholder notice must be so delivered between the 60th and 90th days prior to such annual meeting or within 10 days following the day on which public announcement of the date of such meeting is first made by TSFG. A copy of the Bylaws is available upon request to the Secretary of TSFG at the address indicated above.


 ------------------------------------------------------------------------------
             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
 ------------------------------------------------------------------------------


         Section 16(a) of the Exchange Act requires TSFG's Directors, executive officers and 10% shareholders to file reports of holdings and transactions in TSFG common stock with the Securities and Exchange Commission. Based on a review of Section 16(a) reports received by TSFG and written representations from its Directors and executive officers, TSFG believes that all of its executive officers, Directors and 10% shareholders have made all filings required under
Section 16(a) for 2002 in a timely manner.



            --------------------------------------------------------
                              FINANCIAL INFORMATION
            --------------------------------------------------------

         TSFG'S 2002 ANNUAL REPORT TO SHAREHOLDERS AND ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2002 (WITHOUT EXHIBITS) ARE ENCLOSED. ADDITIONAL COPIES MAY BE OBTAINED UPON REQUEST FROM THE SOUTH FINANCIAL GROUP, POST OFFICE BOX 1029, GREENVILLE, SOUTH CAROLINA 29602, ATTENTION: INVESTOR RELATIONS DEPARTMENT. COPIES MAY ALSO BE OBTAINED ONLINE AT HTTP://WWW.THESOUTHGROUP.COM.


                           By order of the Board of Directors,


                           /s/ William P. Crawford, Jr.

                           William P. Crawford, Jr.
                           Executive Vice President, General Counsel
                                 and Secretary

March 17, 2003

                                   APPENDIX A
        THE SOUTH FINANCIAL GROUP MANAGEMENT INCENTIVE COMPENSATION PLAN

                                   I PURPOSE
         The South Financial Group Management Incentive Compensation Plan (the "Plan") which, subject to approval by the stockholders of The South Financial Group (the "Company"), shall be effective with respect to Covered Employees as of January 1, 2003, is designed to provide a significant and variable economic opportunity to selected officers and employees of the Company as a reflection of their individual and group contributions to the success of the Company and its subsidiaries. Payments pursuant to Section IX of the Plan are intended to qualify under Section 162(m)(4)(C) of the Internal Revenue Code of 1986, as amended, as excluded from the term "applicable employee remuneration" (such payments are hereinafter referred to as "Excluded Income").

                                 II DEFINITIONS
         "Board" shall mean the Board of Directors of the Company.
         "Bonus" shall mean a cash award payable to a Participant pursuant to the terms of the Plan, including an Incentive Award.
         "Code" shall mean the Internal Revenue Code of 1986, as amended. "Committee" shall mean the Compensation Committee of the Board. "Company" shall mean The South Financial Group, a South Carolina corporation, and its subsidiaries.
         "Covered Employees" shall mean Participants designated by the Committee who are or are expected to be "covered employees" within the meaning of Section 162(m)(3) of the Code for the Measurement Period in which a Bonus hereunder is payable and for whom the Committee intends that amounts payable hereunder constitute Excluded Income.
         "Disinterested Person" shall mean a member of the Board who qualifies as an "outside director" for purposes of Section 162(m) of the Code.
         "Incentive Award" shall have the meaning set forth in Article IX hereof.
         "Individual Agreement" shall mean an employment, consulting or similar agreement between a Participant and the Company or one of its Subsidiaries or Affiliates.
         "Measurement Period" shall have the meaning set forth in Article IX hereof.
         "Participant" shall have the meaning set forth in Article IV hereof. "Payment Date" shall mean the date following the conclusion of a particular Measurement Period on which the Committee certifies that applicable Performance Goals have been satisfied and authorizes payment of corresponding Bonuses.
         "Performance Goals" shall have the meaning set forth in Article IX hereof.
         "Target Bonus" shall mean the amount determined by multiplying a Participant's base salary as of the last day of the applicable Measurement Period by a percentage designated by the Committee in its sole discretion at the time the award is granted, which percentage need not be the same for each Participant. Notwithstanding the foregoing, in the case of a Participant who is a Covered Employee, such Target Bonus shall be determined based upon the Participant's base salary as of the day immediately preceding the commencement of the applicable Measurement Period. The maximum Bonus payable to a Participant for any Measurement Period shall be 250 percent of such Participant's annual base salary (as determined above) appropriately adjusted to reflect the length of such Measurement Period.

                               III ADMINISTRATION
         The Plan shall be administered by the Committee or such other committee of the Board which is composed of not less than two Disinterested Persons, each of whom shall be appointed by and serve at the pleasure of the Board.
         In administering the Plan, the Committee may at its option employ compensation consultants, accountants and counsel (who may be the independent auditors and outside counsel and compensation consultants of the Company) and other persons to assist or render advice to the Committee, all at the expense of the Company.

                                 IV ELIGIBILITY
         The Committee shall, in its sole discretion, determine for each Measurement Period those officers and employees of the Company who shall be eligible to participate in the Plan (the "Participants") for such Measurement Period based upon such Participants' opportunity to have a substantial impact on the Company's operating results. Nothing contained in the Plan shall be construed as or be evidence of any contract of employment with any Participant for a term of any length nor shall participation in the Plan in any Measurement Period by any Participant require continued participation by such Participant in any subsequent Measurement Period.

                            V DETERMINATION OF BONUS
         Subject to Article IX hereof, the form and amount of each Bonus award to a Participant shall be determined by and in the discretion of the Committee. The Committee may condition the earning of a Bonus upon the attainment of specified performance goals measured over a period not greater than one year relating to the Participant or the Company, or a subsidiary, division or department of the Company for or within which the Participant is primarily employed, or upon such other factors or criteria as the Committee shall determine, which performance goals may be different for each Participant. Bonuses payable under the Plan will consist of a cash award from the Company, based upon a percentage of the Target Bonus and the degree of achievement of such performance goals over the Measurement Period. Bonuses under this Plan for Covered Employees shall be subject to pre-established Performance Goals in accordance with Article IX hereof. The Committee may, in its sole discretion, increase (other than for Covered Employees) or decrease the amount of any Bonus payable to a Participant and may award Bonuses to Participants (other than Covered Employees) even though the Bonuses are not earned. Bonuses earned or otherwise awarded will be paid on the Payment Date.

                          VI TERMINATION OF EMPLOYMENT
         In the event that a Participant's employment with the Company terminates for any reason prior to the Payment Date with respect to any Bonus, the balance of any Bonus which remains unpaid at the time of such termination shall be payable to the Participant, or forfeited by the Participant, in accordance with the terms of the award granted by the Committee; provided, however, that in the case of a Covered Employee, no amount shall be payable unless the Performance Goals are satisfied unless the termination of employment of the Covered Employee is a termination due to death or disability. Participants who remain employed through the Measurement Period but whose employment is terminated prior to the Payment Date shall be entitled to receive Bonuses payable with respect to such Measurement Period, unless such employment is terminated for cause (as defined at common law, or if the Participant is party to an Individual Agreement, as defined therein).

                         VII AMENDMENT AND TERMINATION
         The Board shall have the right to amend, modify or terminate the Plan from time to time but no such amendment or modification shall, without prior approval of the Company's stockholders, change Article IX of this Plan to alter the business criteria on which the Performance Goals are based or to increase the amount set forth in Section (e) of Article IX, materially increase the amount available for Incentive Awards, materially increase the benefits accruing to Participants hereunder who are Covered Employees, materially modify the requirements regarding eligibility for participation in the Plan or, without the consent of the Participant affected, impair any award made prior to the effective date of the amendment, modification or termination.

                               VIII MISCELLANEOUS
         Bonus payments shall be made from the general funds of the Company and no special or separate fund shall be established or other segregation of assets made to assure payment. No Participant or other person shall have under any circumstances any interest in any particular property or assets of the Company. The Plan shall be governed by and construed in accordance with the laws of the State of South Carolina, without regard to its principles of conflict of laws.

               IX PROCEDURES FOR CERTAIN DESIGNATED PARTICIPANTS
         Bonuses under the Plan to Participants who are Covered Employees shall be subject to pre-established Performance Goals as set forth herein. Notwithstanding Article V hereof, the Committee shall not have discretion to modify the terms of awards to such Participants except as specifically set forth in this Article IX.
         Target Bonus. Prior to the commencement of a Measurement Period, the Committee shall grant bonus award opportunities ("Incentive Awards") to such of the Participants who may be Covered Employees, payment of which shall be conditioned upon satisfaction of specific Performance Goals measured over a period not greater than one year established by the Committee in writing prior to or at the time of grant. An Incentive Award shall consist of a cash award from the Company to be based upon a percentage of a Target Bonus. The extent, if any, to which an Incentive Award will be payable will be based upon the degree of achievement of such pre-established Performance Goals over such specified Measurement Period; provided, however, that the Committee may, in its sole discretion, reduce the amount which would otherwise be payable with respect to a Measurement Period (under which circumstances the Participant will have no right to receive the amount of such reduction even if the Performance Goals are met).
         Measurement Period. The Measurement Period will be a period of one fiscal year, unless a shorter period is otherwise selected and established in writing by the Committee at the time the Performance Goals are established with respect to a particular Incentive Award (the period so specified being herein referred to as the "Measurement Period").
         Performance Goals. The performance goals ("Performance Goals") established by the Committee at the time an Incentive Award is granted will be comprised of specified levels of the Company's stock price, market share, sales, asset quality, non-performing assets, earnings per share, return on equity, costs, operating income, marketing-spending efficiency, return on operating assets, return on assets, core non-interest income and/or levels of cost savings during the Measurement Period, provided that the outcome of such Performance Goals shall be substantially uncertain at the time the Performance Goals are established.
         Payment of an Incentive Award. At the time the Incentive Award is granted, the Committee shall prescribe a formula to determine the percentage of the Target Bonus which may be payable based upon the degree of attainment of the Performance Goals during the Measurement Period. If the minimum Performance Goals established by the Committee are not met, no payment will be made to a Participant who is a Covered Employee. To the extent that the minimum

Performance Goals are satisfied or surpassed, and upon written certification by the Committee that the Performance Goals have been satisfied to a particular extent and any other material terms and conditions of the Incentive Awards have been satisfied, payment shall be made on the Payment Date in accordance with the prescribed formula based upon a percentage of the Target Bonus unless the Committee determines, in its sole discretion, to reduce the payment to be made. In no event shall an Incentive Award be paid to a Covered Employee unless and until the Plan ahs been approved by the Company's stockholders.
         Maximum Payable. The maximum amount payable to a Covered Employee for any fiscal year of the Company shall be $2,500,000.

                              X DEFERRAL ELECTIONS
         The Committee may at its option establish procedures pursuant to which Participants are permitted to defer the receipt of Bonuses payable hereunder.

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                                   APPENDIX B

          THE SOUTH FINANCIAL GROUP, INC. 2004 LONG-TERM INCENTIVE PLAN

SECTION 1.  Purpose; Definitions
         The purpose of the Plan is to give the Company a competitive advantage in attracting, retaining and motivating officers, employees, directors and/or consultants and to provide the Company and its Subsidiaries and Affiliates with a stock plan providing incentives directly linked to the profitability of the Company's businesses and increases in Company shareholder value.
         Certain terms used herein have definitions given to them in the first place in which they are used. In addition, for purposes of the Plan, the following  terms  are  defined  as set  forth  below:
     (a) "Affiliate" means a corporation or other entity controlled by, controlling or under common control with the Company.
     (b) "Award" means a Stock Appreciation Right, Stock Option, Restricted Stock, Performance Unit, or other stock-based award granted pursuant to the terms of the Plan.
     (c) "Award Agreement" means any written agreement, contract or other instrument or document evidencing the grant of an Award.
     (d) "Award Cycle" means a period of consecutive fiscal years or portions thereof designated by the Committee over which Performance Units are to be earned.
     (e) "Board" means the Board of Directors of the Company.
     (f) "Cause" means, unless otherwise provided by the Committee in an Award Agreement, (i) "Cause" as defined in any Individual Agreement to which the Participant is a party, or (ii) if there is no such Individual Agreement or if it does not define Cause: (A) conviction of the Participant for committing a felony under federal law or the law of the state in which such action occurred,
(B) dishonesty in the course of fulfilling the Participant `s employment duties,
(C) willful and deliberate failure on the part of the Participant to perform his or her employment duties in any material respect, or (D) prior to a Change in Control, such other events as shall be determined by the Committee. The Committee shall, unless otherwise provided in an Individual Agreement with the Participant have the sole discretion to determine whether "Cause" exists, and its determination shall be final.
     (g) "Change in Control" and "Change in Control Price" have the meanings set forth in Sections 11(b) and (c), respectively.
     (h) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.
     (i) "Commission" means the Securities and Exchange Commission or any successor agency.
     (j) "Committee" means the Committee referred to in Section 2.
     (k) "Common Stock" means common stock, par value $1.00 per share, of the Company.
     (l) "Company" means The South Financial Group, Inc., a South Carolina corporation.
     (m) "Covered Employee" means a Participant designated prior to the grant of Restricted Stock or Performance Units by the Committee who is or may be a "covered employee" within the meaning of Section 162(m)(3) of the Code in the year in which Restricted Stock or Performance Units are expected to be taxable to such Participant.
     (n) "Disability" means, unless otherwise provided by the Committee, (i) "Disability" as defined in any Individual Agreement to which the Participant is a party, or (ii) if there is no such Individual Agreement or it does not define "Disability," permanent and total disability as determined under the Company's Long Term Disability Plan applicable to the Participant.
     (o) "Early Retirement" means retirement from active employment with the Company, a Subsidiary or Affiliate pursuant to the early retirement provisions of the applicable pension plan of such employer.
     (p) "Effective Date" shall have the meaning set forth in Section 16.
     (q) "Eligible Individuals" mean directors, officers, employees and consultants of the Company or any of its Subsidiaries or Affiliates, and prospective employees and consultants who have accepted offers of employment or consultancy from the Company or its Subsidiaries or Affiliates, who are or will be responsible for or contribute to the management, growth or profitability of the business of the Company, or its Subsidiaries or Affiliates.
     (r) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.
     (s) "Fair Market Value" means, except as otherwise provided by the Committee, as of any given date, the average of the highest and lowest per-share sales prices for a share of Common Stock during normal business hours on the NASDAQ or such other national securities market or exchange as may at the time be the principal market for the Common Stock, or if the shares were not traded on such national securities market or exchange on such date, then on the next preceding date on which such shares of Common Stock were traded, all as reported by such source as the Committee may select.
     (t) "Incentive Stock Option" means any Stock Option designated as, and qualified as, an "incentive stock option" within the meaning of Section 422 of the Code.
     (u) "Individual Agreement" means an employment, consulting or similar written agreement between a Participant and the Company or one of its Subsidiaries or Affiliates.
     (v) "Involuntary Termination" means a Termination of Employment by reason of an Involuntary Termination as defined in an Individual Agreement to which the

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Participant is a party that is then in effect.  If a Participant is not party to an Individual Agreement, or if it does not define "Involuntary Termination," no Termination of Employment of that Participant shall be considered to be an Involuntary Termination.
     (w) "NonQualified Stock Option" means any Stock Option that is not an Incentive Stock Option.
     (x) "Normal Retirement" means retirement from active employment with the Company, a Subsidiary or Affiliate at or after age 65.
     (y) "Option Price" shall have the meaning set forth in Section 5(d).
     (z) "Outside Director" means a director who qualifies as an "independent director" within the meaning of Rule 4200 of the National Association of Securities Dealers, as an "outside director" within the meaning of Section 162(m) of the Code, and as a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Exchange Act.
     (aa) "Performance Goals" means the performance goals established by the Committee in connection with the grant of Restricted Stock or Performance Units. In the case of Qualified Performance-Based Awards, (i) such goals shall be based on the attainment of specified levels of one or more of the following measures: specified levels of the Company's stock price, market share, sales, asset quality, non-performing assets, earnings per share, return on equity, costs, operating income, marketing-spending efficiency, return on operating assets, return on assets, core non-interest income and/or levels of cost savings and
(ii) such Performance Goals shall be set by the Committee within the time period prescribed by Section 162(m) of the Code and related regulations.
     (bb) "Performance Units" means an Award granted under Section 8.
     (cc) "Plan" means The South Financial Group, Inc. 2004 Long Term Incentive Plan, as set forth herein and as hereinafter amended from time to time.
     (dd) "Qualified Performance-Based Award" means an Award of Restricted Stock or Performance Units designated as such by the Committee at the time of grant, based upon a determination that (i) the recipient is or may be a "covered employee" within the meaning of Section 162(m)(3) of the Code in the year in which the Company would expect to be able to claim a tax deduction with respect to such Restricted Stock or Performance Units and (ii) the Committee wishes such Award to qualify for the Section 162(m) Exemption.2
     (ee) "Restricted Stock" means an Award granted under Section 7.
     (ff) "Retirement" means Normal or Early Retirement.
     (gg) "Rule 16b-3" means Rule 16b-3, as promulgated by the Commission  under
Section 16(b) of the Exchange  Act, as amended from time to time.
     (hh) "Section 162(m) Exemption" means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code.
     (ii) "Stock Appreciation Right" means an Award granted under Section 6.
     (jj) "Stock Option" means an Award granted under Section 5.
     (kk) "Subsidiary" means any corporation, partnership, joint venture or other entity during any period in which at least a 50% voting or profits interest is owned, directly or indirectly, by the Company or any successor to the Company.
     (ll) "Termination of Employment" means the termination of the Participant's employment with, or performance of services for, the Company and any of its Subsidiaries or Affiliates. An Participant employed by, or performing services for, a Subsidiary or an Affiliate shall also be deemed to incur a Termination of Employment if the Subsidiary or Affiliate ceases to be such a Subsidiary or an Affiliate, as the case may be, and the Participant does not immediately thereafter become an employee of, or service-provider for, the Company or another Subsidiary or Affiliate. Temporary absences from employment because of illness, vacation or leave of absence and transfers among the Company and its Subsidiaries and Affiliates shall not be considered Terminations of Employment.

SECTION 2.   Administration
     (a) The Plan shall be administered by the Compensation Committee or such other committee of the Board as the Board may from time to time designate (the "Committee"), which shall be composed of not less than three Outside Directors, and shall be appointed by and serve at the pleasure of the Board, except with respect to Awards to non-employee directors, which shall be administered by the Nominating Committee. All references to the "Committee" with respect to grants to non-employee directors shall refer to the Nominating Committee.
     (b) The Committee shall have plenary authority to grant Awards pursuant to the terms of the Plan to Participants.
     (c) Among other things, the Committee shall have the authority, subject to the terms of the Plan:
          (i) To select the Participants to whom Awards may from time to time be granted;
          (ii) To determine whether and to what extent any type of Award is to be granted hereunder;
          (iii) To determine the number of shares of Common Stock to be covered by each Award granted hereunder;
          (iv) To determine the terms and conditions of any Award granted hereunder (including, but not limited to, the Option Price (subject to Section 5(a)), any vesting condition, restriction or limitation (which may be related to the performance of the Participant, the Company or any Subsidiary or Affiliate) and any vesting acceleration or forfeiture waiver regarding any Award and the shares of Common Stock relating thereto, based on such factors as the Committee shall determine;
          (v)  Subject to the terms of the Plan,  including  without  limitation
     Section 13, to modify, amend or adjust the terms and conditions of any Award, at any time or from time to time, including but not limited to Performance Goals; provided, however, that the Committee may not adjust upwards the amount payable with respect to a Qualified Performance-Based

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

     Award or waive or alter the Performance Goals associated therewith in a manner that would violate Section 162(m) of the Code;
          (vi) To determine to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award shall be deferred; and (vii) To determine under what circumstances an Award may be settled in cash or Common Stock under Sections 5(k), 6(b)(ii) and 8(b)(iv).
     (d) The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan.
     (e) The Committee may act only by a majority of its members then in office. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may (i) allocate all or any portion of its responsibilities and powers to any one or more of its members and (ii) delegate all or any part of its responsibilities and powers to any person or persons selected by it, provided that no such delegation may be made that would cause Awards or other transactions under the Plan to cease to be exempt from Section 16(b) of the Exchange Act or cause an Award designated as a Qualified Performance-Based Award not to qualify for, or to cease to qualify for, the
Section 162(m) Exemption. Any such allocation or delegation may be revoked by the Committee at any time.
     (f) Any determination made by the Committee with respect to any Award shall be made in the sole discretion of the Committee at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee or any appropriately delegated officer pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company, its Affiliates, Subsidiaries, shareholders and Participants.
     (g) Any authority granted to the Committee may also be exercised by the full Board, except to the extent that the grant or exercise of such authority would cause any Award or transaction to become subject to (or lose an exemption under) the short-swing profit recovery provisions of Section 16 of the Exchange Act or cause an Award designated as a Qualified Performance-Based Award not to qualify for, or to cease to qualify for, the Section 162(m) Exemption. To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action shall control.

SECTION 3.  Common Stock Subject to Plan
     (a) The maximum number of shares of Common Stock that may be delivered to Participants and their beneficiaries under the Plan shall be 2,000,000. No Participant may be granted Stock Options and Stock Appreciation Rights covering in excess of 100,000 shares of Common Stock in any calendar year. Shares subject to an Award under the Plan may be authorized and unissued shares or may be treasury shares. No more than 600,000 shares of Restricted Stock may be issued during the term of the Plan.
     (b)  If  any  Award  is  forfeited,  or  if  any  Stock  Option  (or  Stock
Appreciation Right, if any) terminates, expires or lapses without being exercised, or if any Stock Appreciation Right is exercised for cash, shares of Common Stock subject to such Awards shall again be available for distribution in connection with Awards under the Plan. If the Option Price of any Stock Option or the Strike Price of any Freestanding Stock Appreciation Right is satisfied by delivering shares of Common Stock to the Company (by either actual delivery or by attestation), only the number of shares of Common Stock delivered to the Participant net of the shares of Common Stock delivered to the Company or attested to shall be deemed delivered for purposes of determining the maximum numbers of shares of Common Stock available for delivery under the Plan. To the extent any shares of Common Stock subject to an Award are not delivered to a Participant because such shares are used to satisfy an applicable tax-withholding obligation, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under the Plan. The maximum number of shares of Common Stock that may be issued pursuant to Stock Options intended to be Incentive Stock Options shall be 1,400,000 shares.
     (c) In the event of any change in corporate capitalization (including, but not limited to, a change in the number of shares of Common Stock outstanding), such as a stock split or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company (including any extraordinary cash or stock dividend), any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company, the Committee or Board may make such substitution or adjustments in the aggregate number and kind of shares reserved for issuance under the Plan, and the maximum limitation upon Stock Options and Stock Appreciation Rights and other Awards to be granted to any Participant, in the number, kind and Option Price and Strike Price of shares subject to outstanding Stock Options and Stock Appreciation Rights, in the number and kind of shares subject to other outstanding Awards granted under the Plan and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion (including, without limitation, an amount in cash therefor); provided, however, that the number of shares subject to any Award shall always be a whole number. Such adjusted Option Price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option.

SECTION 4.    Eligibility
     Awards may be granted under the Plan to Eligible Individuals.


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

SECTION 5.    Stock Options
     (a) Stock Options may be granted alone or in addition to other Awards granted under the Plan and may be of two types: Incentive Stock Options and NonQualified Stock Options. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.
     (b) The Committee shall have the authority to grant any Participant Incentive Stock Options, NonQualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights); provided, however, that grants hereunder are subject to the limits on grants set forth in
Section 3. Incentive Stock Options may be granted only to employees of the Company and its subsidiaries or parent corporation (within the meaning of
Section 424(f) of the Code). To the extent that any Stock Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option on or subsequent to its grant date, it shall constitute a NonQualified Stock Option.
     (c) Stock Options shall be evidenced by Award Agreements, the terms and provisions of which may differ. An Award Agreement shall indicate on its face whether it is intended to be an agreement for an Incentive Stock Option or a NonQualified Stock Option. The grant of a Stock Option shall occur on the date the Committee by resolution selects a Participant to receive a grant of a Stock Option, determines the number of shares of Common Stock to be subject to such Stock Option to be granted to such Participant and specifies the terms and provisions of the Stock Option. The Company shall notify a Participant of any grant of a Stock Option, and a written Award Agreement shall be duly executed and delivered by the Company to the Participant. Such agreement or agreements shall become effective upon execution by the Company and the Participant.
     (d) Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Committee shall deem desirable:
          (i) Option Price. The Committee shall determine the option price per share of Common Stock purchasable under a Stock Option (the "Option Price"). The Option Price per share of Common Stock subject to a Stock Option shall not be less than the Fair Market Value of the Common Stock subject to such Stock Option on the date of grant, other than with respect to Stock Option granted in lieu of foregone compensation, unless the Committee determines otherwise. Except for adjustments pursuant to Section 3(c), in no event may any Stock Option granted under this Plan be amended to decrease the Option Price thereof, cancelled in conjunction with the grant of any new Stock Option with a lower Option Price, or otherwise be subject to any action that would be treated, for accounting purposes, as a "repricing" of such Stock Option, unless such amendment, cancellation, or action is approved by the Company's shareholders in accordance with applicable law and stock exchange rules.
          (ii) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than 10 years after the date the Stock Option is granted.
          (iii) Exercisability. Except as otherwise provided herein, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine. In addition, the Committee may at any time accelerate the exercisability of any Stock Option.
          (iv) Method of Exercise. Subject to the provisions of this Section 5, Stock Options may be exercised, in whole or in part, at any time during the option term by giving written notice of exercise to the Company specifying the number of shares of Common Stock subject to the Stock Option to be purchased. Such notice shall be accompanied by payment in full of the Option Price by certified or bank check or such other instrument as the Company may accept. If approved by the Committee, payment, in full or in part, may also be made in the form of unrestricted Common Stock (by delivery of such shares or by attestation) already owned by the Participant of the same class as the Common Stock subject to the Stock Option (based on the Fair Market Value of the Common Stock on the date the Stock Option is exercised); provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares of Common Stock of the same class as the Common Stock subject to the Stock Option may be authorized only at the time the Stock Option is granted and provided, further, that such already owned shares have been held by the Participant for at least six months at the time of exercise or had been purchased on the open market. If approved by the Committee, to the extent permitted by applicable law, payment in full or in part may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the Option Price, and, if requested, the amount of any federal, state, local or foreign withholding taxes. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. No shares of Common Stock shall be delivered until full payment therefor has been made. Except as otherwise provided in Section 5(m) below, a Participant shall have all of the rights of a shareholder of the Company holding the class or series of Common Stock that is subject to such Stock Option (including, if applicable, the right to vote the shares and the right to receive dividends), when the Participant has given written notice of exercise, has paid in full for such shares and, if requested by the Company, has given the representation described in Section 15(a).
     (e) Nontransferability of Stock Options. No Stock Option shall be transferable by the Participant other than (i) by will or by the laws of descent and distribution or any other testamentary distribution; or (ii) in the case of a NonQualified Stock Option, unless otherwise determined by the Committee, to such Participant's children or family members, whether directly or indirectly or by means of a trust or partnership or otherwise. For purposes of this Plan, unless otherwise determined by the Committee, "family member" shall have the meaning given to such term in General Instructions A.1(a)(5) to Form S-8 under the Securities Act of 1933 as amended, or any successor thereto. All Stock Options shall be exercisable, subject to the terms of this Plan, only by the Participant, the guardian or legal representative of the Participant, or any person to whom such option is transferred pursuant to this paragraph, it being understood that the term "holder" and "Participant" include such guardian, legal representative and other transferee; provided, however, that Termination of

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

Employment shall continue to refer to the Termination of Employment of the original Participant.
     (f) Termination by Death. Unless otherwise determined by the Committee, if a Participant incurs a Termination of Employment by reason of death, any Stock Option held by such Participant may thereafter be exercised, to the extent then exercisable, or on such accelerated basis as the Committee may determine, until the expiration of the stated term of such Stock Option, except in the case of an Incentive Stock Option, which shall be exercisable for (i) a period of one year from the date of such death or (ii) the expiration of the stated term of the Incentive Stock Option, whichever period is the shorter.
     (g) Termination by Reason of Disability. Unless otherwise determined by the Committee, if a Participant incurs a Termination of Employment by reason of Disability, any Stock Option held by such Participant (or the appointed fiduciary of such Participant) may thereafter be exercised by the Participant (or the appointed fiduciary of such Participant), to the extent it was exercisable at the time of termination, or on such accelerated basis as the Committee may determine, for a period of one year (or such other period as the Committee may specify in the Award Agreement) from the date of such Termination of Employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the Participant dies within such period, any unexercised Stock Option held by such Participant shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death until the expiration of the stated term of such Stock Option. In the event of Termination of Employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a NonQualified Stock Option.
     (h) Termination by Reason of Retirement. Unless otherwise determined by the Committee, if a Participant incurs a Termination of Employment by reason of Retirement, any Stock Option held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the time of such Retirement, or on such accelerated basis as the Committee may determine, for a period of one year (or such other period as the Committee may specify in the Award Agreement) from the date of such Termination of Employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the Participant dies within such period any unexercised Stock Option held by such Participant shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for until the expiration of the stated term of such Stock Option, except in the case of an Incentive Stock Option, which shall be exercisable for (i) a period of one year from the date of such death or
(ii) the expiration of the stated term of the Incentive Stock Option, whichever period is the shorter. In the event of Termination of Employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a NonQualified Stock Option.
     (i) Other Termination. Unless otherwise determined by the Committee: (A) if a Participant incurs a Termination of Employment for Cause, all Stock Options held by such Participant shall thereupon terminate; and (B) if a Participant incurs a Termination of Employment for any reason other than death, Disability, Retirement or for Cause, any Stock Option held by such Participant, to extent it was then exercisable at the time of termination, or on such accelerated basis as the Committee may determine, may be exercised for the lesser of three months from the date of such Termination of Employment or the balance of such Stock Option's term; provided, however, that if the Participant dies within such three-month period, any unexercised Stock Option held by such Participant shall, notwithstanding the expiration of such three-month period, continue to be exercisable to the extent to which it was exercisable at the time of death until the expiration of the stated term of such Stock Option, except in the case of an Incentive Stock Option, which shall be exercisable for (i) a period of one year from the date of such death or (ii) the expiration of the stated term of the Incentive Stock Option, whichever period is the shorter.
     (j) Change of Control Termination. Notwithstanding any other provision of this Plan to the contrary, in the event a Participant incurs a Termination of Employment during the 24-month period following a Change in Control other than
(i) by the  Company  for  Cause,  (ii) by reason  of  death,  (iii) by reason of
Disability or (iv) by voluntary resignation other than by reason of an Involuntary Termination, any Stock Option held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Committee may determine, for (A) the longer of one year from such date of termination or (2) such other period as may be provided in the Plan for such Termination of Employment or as the Committee may provide in the Award Agreement or Individual Agreement, or (B) until expiration of the stated term of such Stock Option, whichever period is the shorter. If an Incentive Stock Option is exercised after the expiration of the post-termination exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a NonQualified Stock Option.
     (k) Cashing Out of Stock Option. On receipt of written notice of exercise, the Committee may elect to cash out all or part of the portion of the shares of Common Stock for which a Stock Option is being exercised by paying the Participant an amount, in cash or Common Stock, equal to the excess of the Fair Market Value of the Common Stock over the Option Price times the number of shares of Common Stock for which the Option is being exercised on the effective date of such cash-out.
     (l) Change in Control Cash-Out. Notwithstanding any other provision of the Plan, during the 60-day period from and after a Change in Control (the "Exercise Period"), if the Committee shall determine at the time of grant or thereafter, a Participant shall have the right, whether or not the Stock Option is fully exercisable and in lieu of the payment of the Option Price for the shares of Common Stock being purchased under the Stock Option and by giving notice to the

Company, to elect (within the Exercise Period) to surrender all or part of the Stock Option to the Company and to receive cash, within 30 days of such election, in an amount equal to the amount by which the Change in Control Price per share of Common Stock on the date of such election shall exceed the Option Price per share of Common Stock under the Stock Option (the "Spread") multiplied by the number of shares of Common Stock granted under the Stock Option as to which the right granted under this Section 5(l) shall have been exercised.
     (m) Deferral of Option Shares. The Committee may from time to time establish procedures pursuant to which a Participant may elect to defer, until a time or times later than the exercise of a Stock Option, receipt of all or a portion of the shares of Common Stock subject to such Stock Option and/or to receive cash at such later time or times in lieu of such deferred shares, all on such terms and conditions as the Committee shall determine. If any such deferrals are permitted, then notwithstanding Section 5(d) above, a Participant who elects such deferral shall not have any rights as a shareholder with respect to such deferred shares unless and until shares are actually delivered to the Participant with respect thereto, except to the extent otherwise determined by the Committee.

SECTION 6.   Stock Appreciation Rights
     (a) Grant and Exercise. Stock Appreciation Rights may be granted alone ("Freestanding Stock Appreciation Rights") or in conjunction with all or part of any Stock Option granted under the Plan ("Tandem Stock Appreciation Rights").
     (b) Terms and Conditions of Tandem Stock Appreciation Rights. Tandem Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Committee, including the following:
          (i) Relationship to Related Stock Option. A Stock Appreciation Right issued in conjunction with a NonQualified Stock Option may be granted either at or after the time of grant of such Stock Option. A Stock Appreciation Right issued in conjunction with an Incentive Stock Option may be granted only at the time of grant of such Stock Option. Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate are exercisable in accordance with the provisions of Section 5.
          (ii) Settlement. Upon the exercise of a Tandem Stock Appreciation Right, a Participant shall be entitled to receive an amount in cash, shares of Common Stock or a combination of cash and shares, equal to (A) the excess of the Fair Market Value of one share of Common Stock over the Option Price per share specified in the related Stock Option multiplied by
     (B) the number of shares of Common Stock in respect of which such Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment. The Committee may from time to time establish procedures pursuant to which a Participant may elect to further defer receipt of cash or shares in settlement of Tandem Stock Appreciation Rights for a specified period or until a specified event, all on such terms and conditions as the Committee shall determine.
          (iii) Nontransferability. Tandem Stock Appreciation Rights shall be transferable only to the extent that the underlying Stock Option is transferable pursuant to Section 5(e).
          (iv) Method of Exercise. A Tandem Stock Appreciation Right may be exercised by a Participant by surrendering the applicable portion of the related Stock Option in accordance with procedures established by the Committee. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed by
     Section 6(b)(ii). Stock Options which have been so surrendered shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised. Any Tandem Stock Appreciation Right shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option.
     (c) Terms and Conditions of Freestanding Stock Appreciation Rights. Freestanding Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Committee, including the following:
          (i) Term. The Committee shall determine the stated term of each Freestanding Stock Appreciation Right granted under this Plan.
          (ii) Strike Price. Unless provided otherwise by the Committee, the strike price (the "Strike Price") per share of Common Stock subject to a Freestanding Stock Appreciation Right shall be the Fair Market Value of the Common Stock on the date of grant, except with respect to Freestanding Stock Appreciation Rights granted in lieu of foregone compensation. Except for adjustments pursuant to Section 3(c), in no event may any Stock Appreciation Right granted under this Plan be amended to decrease the Strike Price thereof, cancelled in conjunction with the grant of any new Stock Appreciation Right with a lower Strike Price, or otherwise be subject to any action that would be treated, for accounting purposes, as a
     "repricing" of such Stock Appreciation Right, unless such amendment, cancellation, or action is approved by the Company's shareholders in accordance with applicable law and stock exchange rules.
          (iii) Exercisability. Except as otherwise provided herein, Freestanding Share Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee, and the Committee may at any time accelerate the exercisability of any Stock Appreciation Right. If the Committee provides that any Stock Appreciation Right is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine.
          (iv) Settlement. Upon the exercise of a Freestanding Stock Appreciation Right, a Participant shall be entitled to receive an amount in cash, shares of Common Stock or a combination of cash and shares, equal to
     (A) the excess of the Fair Market Value of one share of Common Stock over the applicable Strike Price multiplied by (B) the number of shares of Common Stock in respect of which the Freestanding Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.
          (v) Nontransferability. No Freestanding Stock Appreciation Right shall be transferable by a Participant other than by will or by the laws of descent and distribution or as otherwise expressly permitted by the Committee, including, if so permitted, pursuant to a transfer to such Participant's children or family members, whether directly or indirectly or by means of a trust or partnership or otherwise. For purposes of this Plan, unless otherwise determined by the Committee, "family member" shall have the meaning given to such term in General Instructions A.1(a)(5) to Form S-8 under the Securities Act of 1933 as amended, and any successor thereto. All Freestanding Stock Appreciation Rights shall be exercisable, subject to the terms of this Plan, only by the Participant, the guardian or legal representative of the Participant, or any person to whom such Freestanding Stock Appreciation Right is transferred pursuant to this paragraph, it being understood that the terms "holder" and "Participant" include such guardian, legal representative and other transferee; provided, however, that the term "Termination of Employment" shall continue to refer to the Termination of Employment of the original Participant.
          (vi) Termination by Death. Unless otherwise determined by the Committee, if a Participant incurs a Termination of Employment by reason of death, any Freestanding Stock Appreciation Right held by such Participant may thereafter be exercised, to the extent then exercisable, or on such accelerated basis as the Committee may determine, until the expiration of the stated term of such Freestanding Stock Appreciation Right.
          (vii) Termination by Reason of Disability. Unless otherwise determined by the Committee, if a Participant incurs a Termination of Employment by reason of Disability, any Freestanding Stock Appreciation Right held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Committee may determine, for a period of one year (or such other period as the Committee may specify in the Award Agreement) from the date of such Termination of Employment or until the expiration of the stated term of such Freestanding Stock Appreciation Right, whichever period is the shorter; provided, however, that if the Participant dies within such period, any unexercised Freestanding Stock Appreciation Right held by such Participant shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death until the expiration of the stated term of such Freestanding Stock Appreciation Right.
          (viii) Termination by Reason of Retirement. Unless otherwise determined by the Committee, if a Participant incurs a Termination of Employment by reason of Retirement, any Freestanding Stock Appreciation Right held by such Participant may thereafter be exercised by the
     Participant, to the extent it was exercisable at the time of such Retirement, or on such accelerated basis as the Committee may determine, for a period of one year (or such other period as the Committee may specify in the Award Agreement) from the date of such Termination of Employment or until the expiration of the stated term of such Freestanding Stock Appreciation Right, whichever period is the shorter; provided, however, that if the Participant dies within such period any unexercised Freestanding Stock Appreciation Right held by such Participant shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death until the expiration of the stated term of such Freestanding Stock Appreciation Right.
          (ix) Other Termination.  Unless otherwise determined by the Committee:
     (A) if a Participant incurs a Termination of Employment for Cause, all Freestanding Stock Appreciation Rights held by such Participant shall thereupon terminate; and (B) if a Participant incurs a Termination of Employment for any reason other than death, Disability, Retirement or for Cause, any Freestanding Stock Appreciation Right held by such Participant, to extent it was then exercisable at the time of termination, or on such accelerated basis as the Committee may determine, may be exercised for the lesser of three months from the date of such Termination of Employment or the balance of such Freestanding Stock Appreciation Right's term; provided, however, that if the Participant dies within such three-month period, any unexercised Freestanding Stock Appreciation Right held by such Participant shall, notwithstanding the expiration of such three-month period, continue to be exercisable to the extent to which it was exercisable at the time of death until the expiration of the stated term of such Freestanding Stock Appreciation Right.
          (x) Change of Control Termination. Notwithstanding any other provision of this Plan to the contrary, in the event a Participant incurs a Termination of Employment during the 24-month period following a Change in Control other than (i) by the Company for Cause, (ii) by reason of death or
     (iii) by reason of Disability or (iv) by voluntary resignation other than by reason of an Involuntary Termination, any Freestanding Stock Appreciation Right held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Committee may determine, for (A) the longer of one year from such date of termination or (2) such other period as may be provided in the Plan for such Termination of Employment or as the Committee may provide in the Award Agreement, or (B) until expiration of the stated term of such Freestanding Stock Appreciation Right, whichever period is the shorter.
          (xi) Change in Control Cash-Out. Notwithstanding any other provision of the Plan, during the 60-day period from and after a Change in Control (the "Exercise Period"), if the Committee shall determine at the time of grant or thereafter, a holder of a Freestanding Stock Appreciation Right shall have the right, whether or not such Stock Appreciation Right is fully exercisable, to surrender all or part of such Stock Appreciation Right to the Company and to receive cash, within 30 days of such election, in an amount equal to (A) the amount by which the Change in Control Price per share of Common Stock on the date of such election shall exceed the Strike Price under such Stock Appreciation Right multiplied by (B) the number of shares of Common Stock subject to the Stock Appreciation Right as to which the right granted under this Section 6(c)(xi) shall have been exercised.
          (xii) Deferral. The Committee may from time to time establish procedures pursuant to which a Participant may elect to further defer receipt of cash or shares in settlement of Freestanding Stock Appreciation Rights for a specified period or until a specified event, subject in each case to the Committee's approval and to such terms as are determined by the Committee.

SECTION 7.  Restricted Stock
     (a) Administration. Shares of Restricted Stock may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the Participants to whom and the time or times at which grants of

Restricted Stock will be awarded, the number of shares to be awarded to any Participant, the conditions for vesting, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions of the Awards, in addition to those contained in Section 7(c).
     (b) Awards and Certificates. Shares of Restricted Stock shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Any certificate issued in respect of shares of Restricted Stock shall be registered in the name of such Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

         "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of The South Financial Group, Inc. 2004 Long Term Incentive Plan and an Award Agreement. Copies of such Plan and Agreement are on file at the offices of The South Financial Group, 102 S. Main Street, Greenville, SC 29601."

     The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the Participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.
     (c) Terms and Conditions. Shares of Restricted Stock shall be subject to the following terms and conditions:
          (i) The Committee may, prior to or at the time of grant, designate an Award of Restricted Stock as a Qualified Performance-Based Award, in which event it shall condition the grant or vesting, as applicable, of such Restricted Stock upon the attainment of Performance Goals. If the Committee does not designate an Award of Restricted Stock as a Qualified Performance-Based Award, it may also condition the grant or vesting thereof upon the attainment of Performance Goals. Regardless of whether an Award of Restricted Stock is a Qualified Performance-Based Award, the Committee may also condition the grant or vesting thereof upon the continued service of the Participant. The conditions for grant or vesting and the other provisions of Restricted Stock Awards (including without limitation any applicable Performance Goals) need not be the same with respect to each recipient. The Committee may at any time, in its sole discretion, accelerate or waive, in whole or in part, any of the foregoing restrictions; provided, however, that in the case of Restricted Stock that is a Qualified Performance-Based Award, the applicable Performance Goals have been satisfied.
          (ii) Subject to the provisions of the Plan and the Award Agreement referred to in Section 7(c)(vi), during the period, if any, set by the
     Committee, commencing with the date of such Award for which such Participant's continued service is required (the "Restriction Period"), and until the later of (A) the expiration of the Restriction Period and (B) the date the applicable Performance Goals (if any) are satisfied, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of Restricted Stock; provided that, to the extent permitted by applicable law, the foregoing shall not prevent a Participant from pledging Restricted Stock as security for a loan, the sole purpose of which is to provide funds to pay the Option Price for Stock Options.
          (iii) Except as provided in this paragraph (iii) and Sections 7(c)(i) and 7(c)(ii) and the Award Agreement, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a shareholder of the Company holding the class or series of Common Stock that is the subject of the Restricted Stock, including, if applicable, the right to vote the shares and the right to receive any cash dividends. If so determined by the Committee in the applicable Award Agreement and subject to Section 15(e) of the Plan, (A) cash dividends on the class or series of Common Stock that is the subject of the Restricted Stock Award shall be automatically deferred and reinvested in additional Restricted Stock, held subject to the vesting of the underlying Restricted Stock, or held subject to meeting Performance Goals applicable only to dividends, and (B) dividends payable in Common Stock shall be paid in the form of Restricted Stock of the same class as the Common Stock with which such dividend was paid, held subject to the vesting of the underlying Restricted Stock, or held subject to meeting Performance Goals applicable only to dividends.
          (iv) Except to the extent otherwise provided in the applicable Award Agreement or Section 7(c)(i), 7(c)(ii), 7(c)(v) or 11(a)(ii), upon a Participant's Termination of Employment for any reason during the
     Restriction Period or before the applicable Performance Goals are satisfied, all shares still subject to restriction shall be forfeited by the Participant; provided, however, that the Committee shall have the discretion to waive, in whole or in part, any or all remaining restrictions (other than, in the case of Restricted Stock with respect to which a
     Participant is a Covered Employee, satisfaction of the applicable Performance Goals unless the Participant's employment is terminated by reason of death or Disability by the Company without Cause or by the Participant for "Good Reason" (as defined in any applicable Individual Agreement)) with respect to any or all of such Participant's shares of Restricted Stock.
          (v) If and when any applicable Performance Goals are satisfied and the Restriction Period expires without a prior forfeiture of the Restricted Stock, unlegended certificates for such shares shall be delivered to the Participant upon surrender of the legended certificates.
          (vi) Each Award shall be confirmed by, and be subject to, the terms of an Award Agreement.

SECTION 8.  Performance Units
     (a) Administration. Performance Units may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the Participants to whom and the time or times at which Performance Units shall be awarded, the number of Performance Units to be awarded to any Participant), the duration of the Award Cycle and any other terms and conditions of the Award, in addition to those contained in Section 8(b).
     (b) Terms and Conditions. Performance Units Awards shall be subject to the following terms and conditions:
          (i) The Committee may, prior to or at the time of the grant, designate Performance Units as Qualified Performance-Based Awards, in which event it shall condition the settlement thereof upon the attainment of Performance Goals. If the Committee does not designate Performance Units as Qualified Performance-Based Awards, it may also condition the settlement thereof upon the attainment of Performance Goals. Regardless of whether Performance Units are Qualified Performance-Based Awards, the Committee may also condition the settlement thereof upon the continued service of the Participant. The provisions of such Awards (including without limitation any applicable Performance Goals) need not be the same with respect to each recipient. Subject to the provisions of the Plan and the Award Agreement referred to in Section 8(b)(v), Performance Units may not be sold, assigned, transferred, pledged or otherwise encumbered during the Award Cycle. No more than 25,000 shares of Common Stock may be subject to Qualified Performance Based Awards granted to any Eligible Individual in any fiscal year of the Company.
          (ii) Except to the extent otherwise provided in the applicable Award Agreement or Section 8(b)(ii) or 11(a)(iii), upon a Participant's Termination of Employment for any reason during the Award Cycle or before any applicable Performance Goals are satisfied, all rights to receive cash or stock in settlement of the Performance Units shall be forfeited by the Participant; provided, however, that the Committee shall have the discretion to waive, in whole or in part, any or all remaining payment limitations (other than, in the case of Performance Units that are Qualified Performance-Based Awards, satisfaction of the applicable Performance Goals unless the Participant's employment is terminated by reason of death or Disability by the Company without Cause or by the Participant for Good Reason) with respect to any or all of such Participant's Performance Units.
          (iii) An Participant may elect to further defer receipt of cash or shares in settlement of Performance Units for a specified period or until a specified event, subject in each case to the Committee's approval and to such terms as are determined by the Committee. Subject to any exceptions adopted by the Committee, such election must generally be made prior to commencement of the Award Cycle for the Performance Units in question.
          (iv) At the expiration of the Award Cycle, the Committee shall evaluate the Company's performance in light of any Performance Goals for such Award, and shall determine the number of Performance Units granted to the Participant which have been earned, and the Committee shall then cause to be delivered (A) a number of shares of Common Stock equal to the number of Performance Units determined by the Committee to have been earned, or
     (B) cash equal to the Fair Market Value of such number of shares of Common Stock to the Participant, as the Committee shall elect (subject to any deferral pursuant to Section 8(b)(iii)).
          (v) Each Award shall be confirmed by, and be subject to, the terms of an Award Agreement.

SECTION 9.  Tax Offset Bonuses
     At the time an Award is made hereunder or at any time thereafter, the Committee may grant to the Participant receiving such Award the right to receive a cash payment in an amount specified by the Committee, to be paid at such time or times (if ever) as the Award results in compensation income to the Participant, for the purpose of assisting the Participant to pay the resulting taxes, all as determined by the Committee and on such other terms and conditions as the Committee shall determine.

SECTION 10.  Other Stock-Based Awards
     Other Awards of Common Stock and other Awards that are valued in whole or in part by reference to, or are otherwise based upon, Common Stock, including (without limitation) dividend equivalents and convertible debentures, may be granted either alone or in conjunction with other Awards granted under the Plan.

SECTION 11.  Change in Control Provisions
     (a) Impact of Event. Notwithstanding any other provision of the Plan to the contrary, unless otherwise provided by the Committee in any Award Agreement, in the event of a Change in Control:
          (i) Any Stock Options and Stock Appreciation Rights outstanding as of the date such Change in Control, and which are not then exercisable and vested, shall become fully exercisable and vested.
          (ii) The restrictions and deferral limitations applicable to any Restricted Stock shall lapse, and such Restricted Stock shall become free of all restrictions and become fully vested.
          (iii) All Performance Units shall be considered to be earned and payable in full, and any deferral or other restriction shall lapse and such Performance Units shall be settled in cash as promptly as is practicable.
     (b) Definition of Change in Control. For purposes of the Plan, a "Change in Control" shall mean the happening of any of the following events:
          (i) An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (1) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or
     (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); excluding, however, the following: (1) Any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company,
     (2) Any acquisition by the Company, (3) Any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company, or (4) Any acquisition pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection
     (iii) of this Section 11(b); or

          (ii) A change in the composition of the Board such that the individuals who, as of the Effective Date, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 11(b), that any individual who becomes a member of the Board subsequent to the Effective Date, whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided, further, that any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or
          (iii) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company ("Corporate Transaction"); excluding, however, such a Corporate Transaction pursuant to which (1) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (other than the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, 20% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent that such ownership existed prior to the Corporate Transaction, and (3) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or
          (iv) The approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.
     (c) Change in Control Price. For purposes of the Plan, "Change in Control Price" means the higher of (i) the highest reported sales price, regular way, of a share of Common Stock in any transaction reported on the Nasdaq (or such other national securities market or exchange as may at the time be the principal market for the Common Stock) during the 60-day period prior to and including the date of a Change in Control or (ii) if the Change in Control is the result of a tender or exchange offer or a Corporate Transaction, the highest price per share of Common Stock paid in such tender or exchange offer or Corporate Transaction; provided, however, that in the case of Incentive Stock Options and Tandem Stock Appreciation Rights relating to Incentive Stock Options, the Change in Control Price shall be in all cases the Fair Market Value of the Common Stock on the date such Incentive Stock Option or Tandem Stock Appreciation Right is exercised. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other noncash consideration, the value of such securities or other noncash consideration shall be determined in the sole discretion of the Board.

SECTION 12.  Forfeiture of Awards
     Notwithstanding anything in the Plan to the contrary, the Committee shall have the authority under the Plan to provide in any Award Agreement that in the event of serious misconduct by a Participant (including, without limitation, any misconduct prejudicial to or in conflict with the Company or its Subsidiaries or Affiliates, or any Termination of Employment for Cause), or any activity of a Participant in competition with the business of the Company or any Subsidiary or Affiliate, any outstanding Award granted to such Participant shall be cancelled, in whole or in part, whether or not vested or deferred. The determination of whether a Participant has engaged in a serious breach of conduct or any activity in competition with the business of the Company or any Subsidiary or Affiliate shall be determined by the Committee in good faith and in its sole discretion. This Section 12 shall have no application following a Change in Control.

SECTION 13.   Term, Amendment and Termination
     The Plan will terminate on the tenth anniversary of the Effective Date. Under the Plan, Awards outstanding as of such date shall not be affected or impaired by the termination of the Plan.
     The Board may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would impair the rights of a Participant under a Stock Option or a recipient of a Stock Appreciation Right, Restricted Stock Award, Performance Unit Award or other Award theretofore granted without the Participant's or recipient's consent, except such an amendment made to comply with applicable law, stock exchange rules or accounting rules. In addition, no such amendment shall be made without the approval of the Company's shareholders to the extent such approval is required by applicable law or stock exchange rules.
     The Committee may amend the terms of any Stock Option or other Award theretofore granted, prospectively or retroactively, but no such amendment shall cause a Qualified Performance-Based Award to cease to qualify for the Section 162(m) Exemption or impair the rights of any holder without the holder's consent except such an amendment made to cause the Plan or Award to comply with applicable law, stock exchange rules or accounting rules.
     Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules as well as other developments, and to grant Awards which qualify for beneficial treatment under such rules without shareholder approval.

SECTION 14.  Unfunded Status of Plan
     It is presently intended that the Plan constitute an "unfunded" plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; provided, however, that unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.
SECTION 15.       General Provisions
     (a) Representation. The Committee may require each person purchasing or receiving shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. Notwithstanding any other provision of the Plan or agreements made pursuant thereto, the Company shall not be required to issue or deliver any certificate or certificates for shares of Common Stock under the Plan prior to fulfillment of all of the following conditions:
          (i) Listing or approval for listing upon notice of issuance, of such shares on NASDAQ, or such other securities exchange as may at the time be the principal market for the Common Stock;
          (ii) Any registration or other qualification of such shares of the Company under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and
          (iii) Obtaining any other consent, approval, or permit from any state or federal governmental agency which the Committee shall, in its absolute discretion after receiving the advice of counsel, determine to be necessary or advisable.
     (b) No Limit of Other Arrangements. Nothing contained in the Plan shall prevent the Company or any Subsidiary or Affiliate from adopting other or additional compensation arrangements for its employees.
     (c) No Contract of Employment. The Plan shall not constitute a contract of employment, and adoption of the Plan shall not confer upon any employee any right to continued employment, nor shall it interfere in any way with the right of the Company or any Subsidiary or Affiliate to terminate the employment of any employee at any time.
     (d) Tax Withholding. No later than the date as of which an amount first becomes includible in the gross income of the Participant for federal income tax purposes with respect to any Award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Company, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement; provided, that not more than the legally required minimum withholding may be settled with Common Stock. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant. The Committee may establish such procedures as it deems appropriate, including making irrevocable elections, for the settlement of withholding obligations with Common Stock.
     (e) Dividends. Reinvestment of dividends in additional Restricted Stock at the time of any dividend payment shall only be permissible if sufficient shares of Common Stock are available under Section 3 for such reinvestment (taking into account then outstanding Stock Options and other Awards).
     (f) Death Beneficiary. The Committee shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant's death are to be paid or by whom any rights of the Participant, after the Participant's death, may be exercised.
     (g) Subsidiary Employees. In the case of a grant of an Award to any employee of a Subsidiary of the Company, the Company may, if the Committee so directs, issue or transfer the shares of Common Stock, if any, covered by the Award to the Subsidiary, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Subsidiary will transfer the shares of Common Stock to the employee in accordance with the terms of the Award specified by the Committee pursuant to the provisions of the Plan. All shares of Common Stock underlying Awards that are forfeited or canceled should revert to the Company.
     (h) Governing Law. The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of South Carolina, without reference to principles of conflict of laws.
(i) Nontransferability. Except as otherwise provided in Section 5(e) or 6(b)(iii) or by the Committee, Awards under the Plan are not transferable except by will or by laws of descent and distribution.
     (j) In the event an Award is granted to Participant who is employed or providing services outside the United States and who is not compensated from a payroll maintained in the United States, the Committee may, in its sole discretion, modify the provisions of the Plan as they pertain to such individual to comply with applicable foreign law.

SECTION 16.   Effective Date of Plan
     The Plan shall be effective as of the date (the "Effective Date"), provided that it is approved by the stockholders of the Company in accordance with all applicable laws, regulations and stock exchange rules and listing standards.

                                                                         Annex A



{X} PLEASE MARK VOTES AS IN THIS EXAMPLE

                                                         REVOCABLE PROXY
                                                  THE SOUTH FINANCIAL GROUP, INC.
                                                                                                                     With-   For All
                                                                                                               For   hold    Except
        ANNUAL MEETING, APRIL 29, 2003                      1. Election of Directors set forth below and to     ___   ___     ___
   The  undersigned  shareholder of The South Financial        set the number of directors at 17 persons
Group Inc. hereby revoking all previous proxies, hereby        (except as marked to the contrary below):
appoints  William  S.  Hummers  III  and   William   P.  C
Crawford, Jr. and  each  of  them, the attorneys of the        Gordon W. Campbell     M. Dexter Hagy           H. Earle Russell, Jr.
undersigned, with power of  substitution,  to  vote all  O     John C. B. Smith, Jr.  William R. Timmons, Jr.  Samuel H. Vickers
stock of The  South Financial  Group, Inc.  standing in
the name of the undersigned upon all matters  at TSFG's  M  INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
Annual Meeting to be held in the  Gunter Theatre, Peace     STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.
Center for the  Performing Arts, 300 South Main Street,  M
Greenville, South Carolina on Wednesday, April 29, 2003     2. Proposal to approve TSFG's Management Incentive  For  Against Abstain
at 10:30 a.m. and at any adjournment  thereof, with all  O     Compensation Plan                                ___    ___      ___
powers the  undersigned  would  possess  if  personally
present, and without limiting the general authorization  N  3. Proposal to amend TSFG's Amended and Restated
and power  hereby  given,  directs the above-referenced        Restricted Stock Agreement Plan to increase
attorneys or either  of  them to cast the undersigned's        the shares available for issuance by 125,000     ___    ___      ___
vote as specified on this proxy card.
                                                            4. Proposal to approve TSFG's Long-Term Incentive
                                                               Plan                                             ___    ___      ___

                                                            5. Ratification of the appointment of KPMG LLP as
                                                               independent auditors of TSFG for fiscal year
                                                               2003                                             ___    ___      ___

                                                            6. At their discretion upon such other matters as may properly come before the meeting.
Please be sure to sign and date   Date: ________________
  this Proxy in the box below.                              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE SOUTH
                                                            FINANCIAL GROUP, INC.  IF NOT OTHERWISE SPECIFIED, THE PROXY WILL BE
________________________________________________________    VOTED FOR APPROVAL OF EACH OF THE PROPOSALS ABOVE.
Shareholder sign above    Co-holder (if any) sign above

                           Detach above card, sign, date and mail in postage-paid envelope provided.

                                            THE SOUTH FINANCIAL GROUP, INC.

Please sign this proxy card as your name or names appear hereon.  If stock is held jointly, signature should appear for both names.
When signing as attorney, administrator, trustee, guardian or agent, please indicate the capacity in which you are acting.  If stock is held by a corporation, please sign in full corporate name by authorized officer and give title of office.

                                    PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
                                         IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PELASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH
THE PROXY IN THE ENVELOPE PROVIDED.

___________________________________________________________

___________________________________________________________

___________________________________________________________
